                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                  SILICON VALLEY BANCSHARES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            THURSDAY, APRIL 15, 1999
                                   4:00 P.M.

                            ------------------------

TO THE SHAREHOLDERS:

    I am pleased to invite you to attend the 1999 Annual Meeting of Shareholders of Silicon Valley Bancshares, which will be held at the Santa Clara Convention Center, Great America Ballroom, 5001 Great America Parkway, Santa Clara, California 95054, on Thursday, April 15, 1999, 4:00 p.m., local time. The purposes of the meeting are to:

     1. Elect eight (8) Directors to serve for the ensuing year and until their successors are elected.

     2. Approve a change in Silicon Valley Bancshares' state of incorporation from California to Delaware by means of a merger of Silicon Valley Bancshares into a wholly-owned Delaware subsidiary of Silicon Valley Bancshares.

     3. Ratify and approve the Silicon Valley Bancshares 1999 Employee Stock Purchase Plan.

     4. Ratify the appointment of KPMG LLP as the Company's independent auditors.

     5. Transact such other business as may properly come before the meeting.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE ENCOURAGED TO MARK YOUR VOTES, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Any shareholder attending the meeting may vote in person even if such shareholder has previously returned a proxy card.

    Only shareholders of record on February 16, 1999 will be entitled to vote at the meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Daniel J. Kelleher

                                          Daniel J. Kelleher
                                          Chairman of the Board

Santa Clara, California
March 19, 1999

------------------------

ALTHOUGH YOU MAY PRESENTLY PLAN TO ATTEND THE MEETING, PLEASE INDICATE ON THE ENCLOSED PROXY CARD YOUR VOTE ON THE MATTERS PRESENTED AND SIGN, DATE AND RETURN THE PROXY CARD. IF YOU DO ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME. WE ENCOURAGE YOU TO VOTE FOR THE ELECTION OF ALL EIGHT (8) NOMINEES FOR DIRECTORS, FOR THE APPROVAL OF REINCORPORATION OF SILICON VALLEY BANCSHARES IN DELAWARE, FOR THE RATIFICATION OF THE 1999 SILICON VALLEY BANCSHARES EMPLOYEE STOCK PURCHASE PLAN, AND FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                       PROXY STATEMENT--TABLE OF CONTENTS

MATTER                                                                                                          PAGE
-----------------------------------------------------------------------------------------------------------     -----
Information Concerning the Proxy Solicitation..............................................................           1

Proposal No. 1--Election of Directors*.....................................................................           3

Security Ownership of Directors and Executive Officers.....................................................           5

Information on Executive Officers..........................................................................           6

Report of the Executive Committee of the Board on Executive Compensation...................................           9

Return to Shareholders Performance Graph...................................................................          13

Table 1--Summary Compensation..............................................................................          14

Option Grants in Last Fiscal Year..........................................................................          15

Table 2--Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values.................          15

Termination Arrangements...................................................................................          16

Board Committees and Meeting Attendance....................................................................          19

Stock Ownership Guidelines.................................................................................          21

Director Compensation......................................................................................          21

Security Ownership of Principal Shareholders...............................................................          23

Section 16(a) Beneficial Ownership Reporting Compliance....................................................          24

Certain Relationships and Related Transactions.............................................................          24

Proposal No. 2--Approval of Reincorporation in Delaware*...................................................          25

Proposal No. 3--Approval of the Silicon Valley Bancshares 1999 Employee Stock Purchase Plan*...............          39

Proposal No. 4--Ratification of Appointment of Independent Auditors*.......................................          43

Shareholder Proposals......................................................................................          43

1998 Annual Report.........................................................................................          44

Other Matters..............................................................................................          45

APPENDICES
-----------------------------------------------------------------------------------------------------------

A--Plan and Agreement of Merger............................................................................         A-1

B-- Certificate of Incorporation of Silicon Valley Bancshares, Inc. (Delaware).............................         B-1

C-- Bylaws of Silicon Valley Bancshares, Inc. (Delaware)...................................................         C-i

------------------------

* Denotes items to be voted on at the Meeting

               Mailed to shareholders on or about March 19, 1999

                            ------------------------

                                PROXY STATEMENT
                                       OF
                           SILICON VALLEY BANCSHARES
                               3003 TASMAN DRIVE
                         SANTA CLARA, CALIFORNIA 95054

                            ------------------------

                 INFORMATION CONCERNING THE PROXY SOLICITATION

GENERAL

    This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy by, and on behalf of, the Board of Directors of Silicon Valley Bancshares, a California corporation and bank holding company (the "Company") for Silicon Valley Bank (the "Bank"), for use at the 1999 Annual Meeting of Shareholders of the Company to be held in the Great America Ballroom at the Santa Clara Convention Center, 5001 Great America Parkway, Santa Clara, California 95054, ON THURSDAY, APRIL 15, 1999 AT 4:00 P.M., local time and at all postponements or adjournments thereof (the "Meeting"). Only shareholders of record on February 16, 1999 (the "Record Date") will be entitled to vote at the Meeting and any postponements or adjournments thereof. At the close of business on the Record Date, the Company had 20,751,702 outstanding shares of its no par value Common Stock (the "Common Stock").

    The Company's principal executive offices are located at 3003 Tasman Drive, Santa Clara, CA 95054 and its telephone number at that location is (408) 654-7400.

VOTING

    Shareholders of the Company's Common Stock are entitled to one vote for each share held, except that in the election of directors, each shareholder has the right to invoke cumulative voting, which entitles each shareholder to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected. A shareholder may cast all of his or her votes for a single candidate or distribute such votes among as many of the candidates he or she chooses (up to a maximum of the number of directors to be elected). However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) for a candidate unless such candidate's or candidates' names have been properly placed in nomination prior to the voting in accordance with Section 2.11 of the Bylaws of the Company and the shareholder (or any other shareholder) has given notice at the meeting prior to the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates properly placed in nomination. If cumulative voting is properly invoked, the Proxy Holders are given discretionary authority under the terms of the Proxy to cumulate votes represented by shares for which they are named Proxy Holders as they see fit among management's nominees in order to assure the election of as many of such nominees as possible.

    Section 2.11 of the Bylaws of the Company governs nominations for election of members of the Board of Directors, as follows: nominations for election of members of the Company's Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Company entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the Secretary of the Company no later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth
(90th) day prior to the meeting; provided, however, that in the event that less than sixty-five (65) days notice of the meeting is given to shareholders, notice by the shareholder to be timely must be so delivered not later than the close of business on the seventh (7th) day following the date of mailing notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of Common Stock of the Company owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of Common Stock of the Company owned by the notifying shareholder. Nominations not made in accordance herewith may, at the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the Inspector of Election can disregard all votes cast for each such nominee.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

    While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but should not be counted as Votes Cast with respect to a proposal, since the shareholder has expressly declined to vote on such proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner.

    Similarly, broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted.

    Accordingly, abstentions and broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as approval of the Employee Stock Purchase Plan). However, with respect to a proposal that requires a majority of the outstanding shares (such as approval of the reincorporation in Delaware), an abstention or a broker non-vote has the same effect as a vote against the proposal.

REVOCABILITY OF PROXIES

    Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke the Proxy at any time prior to its use. A Proxy is revocable prior to the Meeting by delivering either a written instrument revoking it or a duly executed Proxy bearing a later date to the Secretary of the Company or to the Company's transfer agent. Such Proxy is also automatically revoked if the shareholder is present at the Meeting and votes in person.

SOLICITATION

    This solicitation of Proxies is made by, and on behalf of, the Board of Directors of the Company. The Company will bear the entire cost of preparing, assembling, printing, and mailing Proxy materials furnished by the Board of Directors to shareholders. Copies of Proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Company's Common Stock. In addition to the solicitation of Proxies by use of the mail, some of the officers, directors and regular employees of the Company and the Bank may (without additional compensation) solicit Proxies by telephone or personal interview, the costs of which the Company will bear.

    Unless otherwise instructed, each valid returned Proxy that is not revoked will be voted in the election of directors "FOR" the Company's nominees to the Board of Directors, "FOR" approval of the Company's reincorporation in Delaware, "FOR" ratification of the 1999 Employee Stock Purchase Plan,

"FOR" ratification of the appointment of KPMG LLP as the Company's independent auditors, and at the Proxy Holders' discretion on such other matters, if any, as may properly come before the Meeting or any postponement or adjournment thereof (including any proposal to adjourn the Meeting).

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES

    The Company's Bylaws currently provide for a range of from eight (8) to fifteen (15) directors and permit the exact number to be fixed by the Board of Directors. Effective as of April 15, 1999, the Board of Directors has fixed the exact number of directors at eight (8).

NOMINEES FOR DIRECTOR

    All Proxies will be voted "FOR" the election of the following eight (8) nominees recommended by the Board of Directors, all of whom are currently directors, unless authority to vote for the election of directors (or for any particular nominee) is withheld. All of the nominees have served as directors of the Company since the last Annual Meeting of Shareholders, except for Stephen E. Jackson. Mr. Jackson was appointed to the Board of Directors in August 1998. All incumbent directors are nominees for re-election to the Board, except Clarence
J. Ferrari, Jr., Esq., who is not standing for re-election. Mr. Ferrari will continue to serve as an advisory (non-voting) member of the Board of Directors. If any of the nominees should unexpectedly decline or be unable to act as a director, the Proxies may be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those listed below. Directors of the Company serve until the next annual meeting of shareholders or until their successors are elected and qualified.

    The names and certain information about each of the Company's nominees for director as of the Record Date are set forth below.

                                         (1)
                                         --      PRINCIPAL OCCUPATION OR EMPLOYMENT
                                         (2)     -----------------------------------------------------------------   DIRECTOR
NAME OF DIRECTOR NOMINEE      AGE        --      OTHER BUSINESS AFFILIATIONS AND PUBLIC COMPANY DIRECTORSHIPS          SINCE
-------------------------     ---                -----------------------------------------------------------------  -----------
Gary K. Barr.............     54            (1)  President and Chief Executive Officer, Pacific Coast Capital (a          1982
                                                 real estate investment and management company), Carbondale,
                                                 Colorado since August 1992.
                                            (2)  Chief Financial Officer, Import/Export Time Advisor (an
                                                 information software company), since April 1997.
James F. Burns, Jr.......     61            (1)  Trustee of CBR Liquidating Trust since October 1996, and                 1994
                                                 formerly, Executive Vice President and Chief Financial Officer,
                                                 CBR Information Group (a credit and mortgage reporting company),
                                                 Houston, Texas from September 1993 to October 1996.
                                            (2)  Executive Vice President and Chief Financial Officer, Integratec,
                                                 Inc. (a company providing credit origination, servicing and collection services, and the parent company of CBR Information
                                                 Group prior to spin-off of CBR in 1993) from 1988 to 1993.
John C. Dean.............     51            (1)  President and Chief Executive Officer of the Company and the Bank        1993
                                                 since May 1993. Also, see "Information on Executive Officers"
                                                 below.
                                            (2)  Advisory Member of Board of Directors, American Central Gas
                                                 Companies, Inc., Tulsa, Oklahoma since August 1994.
David M. deWilde.........     58            (1)  Managing Partner, L.A.I. (an executive search firm) since January        1995
                                                 1998.
                                            (2)  Founder and Chief Executive Officer, Chartwell Partners
                                                 International, Inc. (an executive search firm) from 1989 to
                                                 January 1998. Director, Berkshire Realty Company, Inc. (a real estate investment trust), Boston, Massachusetts since 1993.

                                         (1)
                                         --      PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME OF DIRECTOR NOMINEE                 (2)     -----------------------------------------------------------------   DIRECTOR
(CONTINUED)                   AGE        --      OTHER BUSINESS AFFILIATIONS AND PUBLIC COMPANY DIRECTORSHIPS          SINCE
-------------------------     ---                -----------------------------------------------------------------  -----------
Stephen E. Jackson.......     53            (1)  President and Chief Executive Officer, American Central Gas              1998
                                                 Companies, Inc. (a gas pipeline company), Tulsa, Oklahoma since
                                                 April 1996.
                                            (2)  Founder, President and Chief Executive Officer, American Land
                                                 Development Company (a developer of residential homesites),
                                                 Tulsa, Oklahoma since 1988. Co-founder, director and Chairman of the Board, Bristol Resources Corporation (an oil and gas
                                                 exploration and production company), since 1985.
Daniel J. Kelleher(1)....     56            (1)  Private Investor, Los Altos Hills, California.                           1986
James R. Porter..........     63            (1)  Chairman, CCI/Triad (a computer services company) since February         1994
                                                 1997.
                                            (2)  President, Chief Executive Officer and Director, Triad Systems
                                                 Corporation (a computer software company), Livermore, California from September 1985 to February 1997. Member of Board of
                                                 Directors, Firstwave Technologies (a sales automation company),
                                                 Atlanta, Georgia since April 1993. Member of the Board of
                                                 Directors, Cellular Technical Services (a cellular device
                                                 company), Seattle, Washington since July 1997.
Ann R. Wells.............     55            (1)  Retired, January 1999.                                                   1986
                                            (2)  Chief Executive Officer, Ann Wells Personnel Services, Inc. (a
                                                 personnel agency), Sunnyvale, California from January 1980 to
                                                 January 1998. President, Ann Wells Personnel Services Division,
                                                 Personnel Group of America (a personnel agency) from January 1998 to December 1998.
OTHER DIRECTOR
Clarence J. Ferrari, Jr.,     64            (1)  Founder and Principal, Ferrari, Olsen, Ottoboni & Bebb                   1983
Esq.(2)..................                        (Attorneys-at- Law), San Jose, California since 1981.

------------------------------

(1)  Chair of the Company Board and the Bank Board.

(2)  Mr. Ferrari is not standing for re-election.

    Henry M. Gay resigned from the Board of Directors on April 17, 1997. Mr. Gay continues to serve as an advisory (non-voting) member of the Company Board and the Bank Board.

VOTE REQUIRED

    The eight (8) nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth information regarding beneficial ownership as of the Record Date of the Company's Common Stock by each of the Company's directors, by each of the executive officers named in the Summary Compensation Table and by all current directors and executive officers as a group. Unless otherwise noted, the respective nominees have sole voting and investment power with respect to the shares shown in the table as beneficially owned.

                                            AGGREGATE NUMBER
                                                OF SHARES              PERCENT OF
NAME                                       BENEFICIALLY OWNED      OUTSTANDING SHARES
----------------------------------------  ---------------------   --------------------
DIRECTORS
Gary K. Barr............................            74,500(a)              0.36%
James F. Burns, Jr......................            36,500(a)              0.18%
John C. Dean*...........................           347,271(b),(i)          1.67%
David M. deWilde........................            43,468(a)              0.21%
Clarence J. Ferrari, Jr., Esq...........            98,400(c)              0.47%
Stephen E. Jackson......................            40,240(d)              0.19%
Daniel J. Kelleher......................           189,342(a)              0.91%
James R. Porter.........................            31,750(a)              0.15%
Ann R. Wells............................           135,360(a)              0.65%
EXECUTIVE OFFICERS**
John C. Dean............................     (See listing above under "Directors")
James F. Forrester......................           111,407(e),(j)          0.54%
Barbara B. Kamm.........................           101,905(f),(k)          0.49%
Harry W. Kellogg, Jr....................           127,027(g),(l)          0.61%
Kenneth P. Wilcox.......................            85,098(h),(m)          0.41%
All current directors and executive
  officers as a group (18 persons)......         1,541,881***              7.43%

------------------------

Share numbers shown in the table include (1) the following number of shares subject to options where the options are exercisable within 60 days after the Record Date and (2) the following number of shares under the Company's employee retirement plans:

(1)                            (2)
  (a)       16,000 shares        (i)       96,891 shares
  (b)       25,000 shares        (j)       21,430 shares
  (c)       12,000 shares        (k)       10,289 shares
  (d)        6,090 shares        (l)       21,562 shares
  (e)       29,190 shares        (m)       14,192 shares
  (f)       54,378 shares
  (g)       75,000 shares
  (h)       44,000 shares

------------------------

* Share ownership shown does not include 7,000 shares held by Mr. Dean's youngest daughter, for which shares Mr. Dean disclaims beneficial ownership. Ms. Dean is a full time college student not living in Mr. Dean's household on a full time basis. Ms. Dean has sole voting and investment power of these shares.

** Ownership shown includes dispositive share equivalents beneficially owned by executive officers under the Company's employee retirement plans. Actual voting shares will be slightly less due to cash liquidity in such retirement plans. The difference between dispositive share equivalents and actual voting shares is not deemed material.

*** Includes (i) 376,284 shares subject to options where the options are exercisable within 60 days after the Record Date and (ii) 185,113 shares held for the benefit of current executive officers under the Company's employee retirement plans.

                      INFORMATION ON EXECUTIVE OFFICERS(1)

    The positions and ages as of the Record Date of the executive officers of the Company are as set forth below. There are no family relationships among directors or executive officers of the Company.

                                                                                                   EMPLOYEE
NAME AND POSITION               AGE                      BUSINESS EXPERIENCE                         SINCE
------------------------------  ---  ------------------------------------------------------------  ---------
JOHN C. DEAN                    51   Prior to joining the Company and the Bank in May 1993, Mr.      1993
  President, Chief Executive         Dean served as President and Chief Executive Officer of
  Officer and Director of the        Pacific First Bank, a $6.5 billion federal savings bank
  Company and the Bank               headquartered in Seattle, Washington from December 1991
                                     until April 1993. From 1990 to 1991, Mr. Dean served as
                                     Chairman and Chief Executive Officer of First Interstate
                                     Bank of Washington and from 1986 to 1990, Chairman and Chief
                                     Executive Officer of First Interstate Bank of Oklahoma.

JAMES E. ANDERSON               45   Prior to joining the Bank in January 1999, Mr. Anderson         1999
  Executive Vice President of        served as Managing Director in the Technology Investment
  the Company and the Bank and       Banking Group of CIBC Oppenheimer, a U.S. investment banking
  Manager of the Bank's              and brokerage subsidiary of the Canadian Imperial Bank of
  Corporate Finance Group(2)         Commerce ("CIBC"), from December 1997 to December 1998. Mr.
                                     Anderson served as the Managing Director of the Information
                                     Technology Group of CIBC Wood Gundy Securities, an
                                     investment banking affiliate of the Canadian Imperial Bank of Commerce, from 1995 to 1997. From 1991 to 1995, Mr.
                                     Anderson served as Managing Director of the Electronics
                                     Industry Group of CIBC, Inc.

L. BLAKE BALDWIN                47   Mr. Baldwin joined the Bank in July 1988 as Vice President      1988
  Executive Vice President of        of the Bank's real estate division. Mr. Baldwin was promoted
  the Bank and Manager of the        to Senior Vice President and Division Manager of the Real
  Bank's Client and Corporate        Estate Group in December 1992. In March 1996, Mr. Baldwin
  Resources Group                    was appointed Executive Vice President and Manager of the
                                     Bank's Special Industries Group. In September 1998, Mr.
                                     Baldwin was appointed Manager of the Human Resources Group and in November 1998 was appointed Manager of the Client and
                                     Corporate Resources Group.

------------------------

(1) Executive Officers include members of the Bank's Executive Committee and any other officer who performs a policy-making function for the Company within the meaning of the Securities and Exchange Commission's rules.

(2) Mr. Forrester will resign his position as Manager of the Bank's Corporate Finance Group in the first quarter of 1999, at which time Mr. Anderson will assume such position.

                                                                                                   EMPLOYEE
NAME AND POSITION               AGE                      BUSINESS EXPERIENCE                         SINCE
------------------------------  ---  ------------------------------------------------------------  ---------

JAMES F. FORRESTER              55   Mr. Forrester joined the Bank in 1987 as Senior Vice            1987
  Executive Vice President of        President of Operations and Administration. In 1990, Mr.
  the Company and the Bank and       Forrester founded the Bank's Southern California office and
  Manager of the Bank's              managed that office until August 1993. From August 1993 to
  Corporate Finance Group(2)         December 1995, Mr. Forrester managed the Bank's Special
                                     Industries Group and Northern California Technology Group,
                                     and from January 1996 to December 1997, managed the Bank's
                                     Strategic Financial Services Group. Since December 1997, Mr.
                                     Forrester has served as Manager of the Corporate Finance
                                     Group.

DAVID A. JONES                  41   Mr. Jones joined the Bank in August 1997 as Executive Vice      1997
  Executive Vice President and       President and Chief Credit Officer. Prior to joining the
  Chief Credit Officer of the        Bank, Mr. Jones served as Senior Vice President of Wells
  Bank                               Fargo Bank in Portland, Oregon from April 1996 to August
                                     1997. From January 1982 to April 1996, Mr. Jones was a
                                     Senior Vice President with First Interstate Bank in
                                     Oklahoma, Texas, and Oregon.

BARBARA B. KAMM                 47   Ms. Kamm joined the Bank in January 1991 as Vice President      1991
  Executive Vice President of        and Senior Loan Officer of the Bank's Southern California
  the Company and the Bank and       Technology Group. Ms. Kamm served as Senior Vice President
  Manager of the Bank's              and Manager of the Bank's Southern California Group from
  Products and Services Group        August 1993 to September 1996 (having been promoted to
                                     Executive Vice President in November 1995). Prior to being appointed Manager of the Bank's Products and Services Group in November 1998, Ms. Kamm served as Chief Administrative
                                     Officer from September 1996 to November 1998.

HARRY W. KELLOGG, JR.           55   Mr. Kellogg joined the Bank in October 1986 as Senior Vice      1986
  Executive Vice President of        President of the Bank's Technology Division. Mr. Kellogg
  the Company and the Bank and       served as Executive Vice President and Chief Marketing
  Manager of the Bank's              Officer from September 1993 to April 1994 (when he left the
  Strategic Marketing Group          Bank for ten months, during which time, he served as
                                     Executive Vice President for the Emerging Growth Industries
                                     Division of Cupertino Bank). Mr. Kellogg returned to the
                                     Bank in February 1995 as Executive Vice President and Chief
                                     Marketing Officer. From December 1997 to November 1998, he
                                     served as the Manager of the Bank's Products and Services
                                     Group from December 1997 to November 1998. Mr. Kellogg was appointed Manager of the Bank's Strategic Marketing Group in
                                     November 1998.

------------------------

(2) Mr. Forrester will resign his position as Manager of the Bank's Corporate Finance Group in the first quarter of 1999, at which time Mr. Anderson will assume such position.

                                                                                                   EMPLOYEE
NAME AND POSITION               AGE                      BUSINESS EXPERIENCE                         SINCE
------------------------------  ---  ------------------------------------------------------------  ---------
CHRISTOPHER T. LUTES            31   Mr. Lutes joined the Bank's Treasury Department in November     1994
  Executive Vice President and       1994 as a Senior Treasury Analyst. In June 1995, he was
  Chief Financial Officer of         named Senior Vice President and Controller. Mr. Lutes was
  the Company and the Bank           appointed Executive Vice President and Chief Financial
                                     Officer in May 1998. Prior to joining the Bank, Mr. Lutes
                                     served in various positions within the finance department of
                                     Household Credit Services, a banking services company, in
                                     Salinas, California from March 1993 to November 1994. Prior to that he served as an auditor with Coopers & Lybrand LLP in Phoenix, Arizona.

A. CATHERINE NGO                38   Ms. Ngo joined the Bank in April 1993 as Vice President and     1993
  Executive Vice President and       was appointed Manager of the Legal Department in November
  General Counsel of the             1993. Ms. Ngo held increasingly responsible positions with
  Company and the Bank, and          the Bank from November 1993 to February 1997, when she was
  Manager of the Bank's Legal        appointed Executive Vice President. Prior to joining the
  and Loan Services Group            Bank, Ms. Ngo served as a senior associate for Hopkins &
                                     Carley, a law corporation, from June 1989 to April 1993.

KENNETH P. WILCOX               50   Mr. Wilcox joined the Bank in April 1990 as Regional Vice       1990
  Executive Vice President of        President of the Bank's East Coast Technology Group. Prior
  the Company and the Bank and       to becoming Executive Vice President and Manager of the East
  Chief Banking Officer of the       Coast Technology Group in November 1995, Mr. Wilcox held
  Bank                               increasingly responsible positions with the Bank (having
                                     served as Manager of the East Coast Technology Group since
                                     June 1993). Mr. Wilcox was appointed Chief Banking Officer in December 1997.

                 REPORT OF THE EXECUTIVE COMMITTEE OF THE BOARD
                           ON EXECUTIVE COMPENSATION

    THE REPORT OF THE EXECUTIVE COMMITTEE (THE "COMMITTEE") SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (THE "EXCHANGE ACT"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THE INFORMATION CONTAINED IN THE REPORT BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

    Decisions regarding compensation of the Company's executive officers, including those related to stock and stock options, are considered by the full Board of Directors, based upon the recommendations and analysis performed by the Executive Committee (the "Committee"), currently composed of Mr. Kelleher, Chair, and Directors Burns, Dean and Wells. Since the Committee is responsible for setting the Chief Executive Officer's compensation (subject to approval by the full Board), Mr. Dean refrains from participating in any discussions of the Committee relating to his performance or compensation. During 1998, the Board of Directors did not modify or reject in any material way any action or recommendation by the Committee.

KEY PRINCIPLES

    The Committee has adopted the following principles to use for guidance in setting compensation:

    -  PAY COMPETITIVELY

       - The Committee maintains a philosophy that executive compensation levels should be competitive relative to those found in other financial institutions of comparable asset size. In that way, the Company can attract and retain highly-qualified executives critical to the Company's long-term success.

       - Consistent with this philosophy, the Committee regularly obtains information regarding executive salary levels in the financial institutions industry through various sources, including compensation surveys conducted by banking industry associations and independent compensation consultants.

       - The Committee attempts to set (a) base compensation at the midpoint of the range and (b) total compensation (including incentive compensation) in the 75th to 100th percentile range (subject to the Company's financial performance being in the top quartile of the Company's competitive group).

       - The Committee strives to reward performance that creates value for the Company's shareholders.

    -  TIE INCENTIVE COMPENSATION TO COMPANY FINANCIAL PERFORMANCE

       - Total incentive compensation (the "incentive compensation pool") paid to the Company's officers under the 1998 incentive compensation program, as in the prior year, was calculated using a financial model called Economic Value Added-Registered Trademark-, or EVA-Registered Trademark-(1). EVA-Registered Trademark- is a more accurate measure of true economic profit than net income, as it takes into account how effectively capital is being used to produce the profit. By using EVA-Registered Trademark- to calculate the incentive compensation pool, sustained, continuous improvement in the Company's financial performance is rewarded, as the incentive compensation pool increases with improvement in the Company's performance from the prior year to the then-current year.

------------------------

(1)  EVA-Registered Trademark- is a registered trademark of Stern Stewart & Co.

       - Once the amount in the incentive compensation pool was determined (based on the Company's 1998 EVA-Registered Trademark- performance), the Company allocated such amount among eligible officers in the Company. The method for allocation involved:

           (1) determining a "target" incentive amount (based on the Company's 1998 EVA-Registered Trademark-performance), tied to officer level in the Company,

           (2) determining any additional "discretionary" amount that should be paid to each officer, and

           (3) ensuring on a Company-wide basis, that the aggregate of all bonuses paid to eligible officers does not exceed the incentive compensation pool amount.

       - Individual performance ratings are based on attainment of goals set at the beginning of the year. Generally, the goals of officers in the Company are tied to their respective divisions' results, including generation of income (for the lending divisions) and client service levels (for the support divisions).

1998 MARKET SURVEYS

    -  EXECUTIVE OFFICERS

       - A review of the Company's executive compensation was completed by an independent compensation consultant (Sibson & Company) in May 1998. In reviewing the 1998 compensation programs (including 1998 base salary, "target" bonus for 1998 performance and interests in the Company's venture capital retention program), the compensation consultant reviewed compensation data for: (a) a peer group of publicly-traded, financial service firms (the "Peer Group"), and (b) a group of commercial banks (in general, ranging from $1 billion to $15 billion in assets) in the "1997 Financial Services Executive Database" from Towers Perrin (the "Competitive Group"). The Peer Group included financial service companies with assets between $3.35 billion to $9.5 billion. Because the Peer Group represents companies that have been screened for performance and the Competitive Group represents companies generally larger (in asset size) than the Company, the compensation consultant noted that the compensation data (for the Peer Group and the Competitive Group) represented compensation levels for top quartile performance. Of the 7 financial service companies in the Peer Group and the 18 banks included in the Competitive Group, 12 are included in the "Nasdaq Banks" index used in the "Return to Shareholders Performance Graph" below. Specific Bank officers were "matched" as closely as possible with officers from the competitive group with similar functional responsibilities. The competitive market data for both groups was updated to reflect projected 1998 compensation levels, assuming a 5% annualized increase for base salary and 10% annualized increase for bonus payouts and long-term incentives. The compensation consultant concluded that annual cash compensation for executive officers Forrester, Kellogg, Wilcox, and Kamm, was significantly below that for the Peer Group and the Competitive Group. Further, the compensation consultant concluded that the then most recent option grants for the above-named executive officers were significantly below that for the Peer Group and the Competitive Group.

    -  CHIEF EXECUTIVE OFFICER

       - The May 1998 compensation study (described above in "1998 Market Surveys--Executive Officers") included data on chief executive officer compensation. The study reflected that Mr. Dean's target cash compensation for 1998 (excluding any interest in the venture capital retention pool) was below the median compared to total cash compensation paid to chief executive officers in the Peer Group and the Competitive Group.(2) Further, the compensation consultant concluded that the then most recent option grant for Mr. Dean was significantly below that for the Peer Group and the Competitive Group.

INCENTIVE COMPENSATION PAID BASED ON 1998 COMPANY PERFORMANCE

    -  ACTUAL INCENTIVE COMPENSATION PAYMENTS

       - EXECUTIVE OFFICERS. In allocating the incentive compensation pool among eligible officers in the Company, the Committee reviewed the Company's consolidated EVA-Registered Trademark- results, as well as actual performance for such officers in 1998. As the Company failed to attain its threshold EVA-Registered Trademark- performance goals for 1998, the incentive compensation pool was significantly smaller (as compared with prior years when EVA-Registered Trademark- performance goals were met). Consistent with the Committee's principles (that executive officers share significantly in the incentive compensation pool in high performance years, but also bear a significant share in any reduction in such pool in lower performance years), the Committee awarded no incentive compensation to executive officers Kamm, Forrester, Kellogg, and Wilcox for 1998.

           In efforts to continue to retain the executive officers (notwithstanding disappointing incentive compensation to such officers), in the first quarter of 1999, the Company allocated interests in the Company's venture capital retention program (under which the Company invests in venture capital funds for its own account) to certain executive officers. Mr. Wilcox received a $130,000 interest, Mr. Kellogg received a $125,000 interest and Ms. Kamm received a $90,000 interest in the retention program. The executive officers' interests are not in the venture capital funds themselves, but rather, in future distributions to the Company from such funds. The Company's original investment in the subject funds (the distributions from which the executive officers have an interest) generally have been made in the last couple of years. Accordingly, and given historical data (where distributions from funds typically are made in the fifth to tenth years after origination of the funds), the Committee views the venture capital retention program as a long-term retention program for executives. Together with other compensation benefits that vest over a stated period of time (such as Company stock options), the Committee believes this venture capital retention program serves to retain key executives, while at the same time will serve to provide some diversification to executives' investment portfolios.

       - CHIEF EXECUTIVE OFFICER. Due to the reduction in the incentive compensation pool and consistent with the Committee's principles (as discussed above), the Committee did not award an incentive compensation payment to Mr. Dean in 1998. In the first quarter of 1999, the Company allocated to Mr. Dean a $275,000 interest in the Company's venture capital retention program described above.

    -  EMPLOYEE STOCK OWNERSHIP PLAN

       - The Company also made payments to employees under its employee retirement plans, including to executive officers. See discussion in "Retirement Plans" below regarding payments to executives under the Company's qualified defined contribution plans.

------------------------

(2) For purposes of the May 1998 compensation study, Mr. Dean's total target cash compensation for 1998 included a target incentive compensation payment. As discussed in "Incentive Compensation Paid on 1998 Company
    Performance--Chief Executive Officer," Mr. Dean did not receive an incentive compensation payment for 1998.

TAX CONSEQUENCES

    To the extent determinable and as one of the factors in its consideration of compensation matters, the Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. The Committee will consider various alternatives to preserving the deductibility of compensation payments (in particular, pursuant to Section 162(m) of the Internal Revenue Code) to the extent reasonably practicable and to the extent consistent with its other compensation objectives. The Committee does not expect that any executive officer will receive cash compensation in excess of $1 million during 1998. The Committee adopted limitations on the number of shares that may be subject to awards granted under the 1989 Stock Option Plan and the 1997 Equity Incentive Plan during any one calendar year to an individual so that compensation derived from stock options granted under such plans would qualify as "performance-based" compensation within the meaning of Section 162(m) and would therefore be deductible by the Company without regard to the $1 million limitation.

                              EXECUTIVE COMMITTEE
                           DANIEL J. KELLEHER, CHAIR
                              JAMES F. BURNS, JR.
                                  JOHN C. DEAN
                                  ANN R. WELLS

EXECUTIVE COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    In 1998, the Executive Committee performed all compensation functions of the Board of Directors, including administration of the Company's stock-based employee benefit plans. (See discussion below under "Board Committees and Meeting Attendance" for additional information on the Executive Committee.) The Executive Committee is currently chaired by Mr. Daniel J. Kelleher, with Directors Wells, Burns, and Dean serving as members. With the exception of Mr. Dean, none of the aforementioned persons has ever been an officer or employee of the Company or the Bank. Mr. Dean refrains from participating in any Committee discussions related to his performance or compensation.

    Through December 1998, Ms. Wells served as the President of the Ann Wells Personnel Service Division of the Personnel Group of America, which provided temporary employment and recruiting services to the Bank in 1998. The fees paid to the Ann Wells Personnel Service Division of the Personnel Group of America by the Bank did not exceed five (5) percent of that company's gross revenues for its last full fiscal year and are comparable to those charged by unrelated parties for similar services.

                    RETURN TO SHAREHOLDERS PERFORMANCE GRAPH

    The following graph compares, for the period from December 31, 1993 through December 31, 1998, the cumulative total shareholder return on the Common Stock of the Company with (i) the cumulative total return of the Standard and Poor's 500 ("S&P 500") market index, (ii) the cumulative total return of the Nasdaq Stock Market-U.S. index, and (iii) the cumulative total return of the Nasdaq Banks index. The graph assumes an initial investment of $100 and reinvestment of dividends. The graph is not necessarily indicative of future stock price performance.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG SILICON VALLEY
BANCSHARES, S&P 500, NASDAQ STOCK MARKET - U.S., AND NASDAQ BANKS
                                                                                               SILICON VALLEY BANCSHARES    S&P 500
1993                                                                                                              100.00     100.00
1994                                                                                                              133.33     101.32
1995                                                                                                              237.04     139.40
1996                                                                                                              318.52     171.41
1997                                                                                                              555.56     228.59
1998                                                                                                              336.42     293.92

         COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG SILICON VALLEY
BANCSHARES, S&P 500, NASDAQ STOCK MARKET - U.S., AND NASDAQ BANKS
                                                                                              NASDAQ STOCK MARKET - (U.S.)
1993                                                                                                                100.00
1994                                                                                                                 97.75
1995                                                                                                                138.26
1996                                                                                                                170.01
1997                                                                                                                208.58
1998                                                                                                                293.21

         COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG SILICON VALLEY
BANCSHARES, S&P 500, NASDAQ STOCK MARKET - U.S., AND NASDAQ BANKS
                                                                                             NASDAQ BANKS
1993                                                                                               100.00
1994                                                                                                99.64
1995                                                                                               148.38
1996                                                                                               195.91
1997                                                                                               328.02
1998                                                                                               324.90

                                                                                   DECEMBER 31,
                                                         ----------------------------------------------------------------
                                                           1993       1994       1995       1996       1997       1998
                                                         ---------  ---------  ---------  ---------  ---------  ---------
Silicon Valley Bancshares..............................     100.00     133.33     237.04     318.52     555.56     336.42
S&P 500................................................     100.00     101.32     139.40     171.41     228.59     293.92
Nasdaq Stock Market--U.S...............................     100.00      97.75     138.26     170.01     208.58     293.21
Nasdaq Banks...........................................     100.00      99.64     148.38     195.91     328.02     324.90

                      TABLE 1--SUMMARY COMPENSATION TABLE

    The following table sets forth certain information for each of the last three (3) fiscal years concerning the compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company and of the Bank ("Named Officers") (based on salary plus bonus for 1998):

                                                                                            LONG-TERM COMPENSATION
                                                                             -----------------------------------------------------
                                            ANNUAL COMPENSATION                       AWARDS
                                  ----------------------------------------   ------------------------            PAYOUTS
                                                                  OTHER      RESTRICTED   SECURITIES    --------------------------
                                                                 ANNUAL        STOCK      UNDERLYING     LTIP        ALL OTHER
NAME AND PRINCIPAL                SALARY(1)     BONUS(1)       COMPENSATION(2) AWARDS(3)  OPTIONS(4)    PAYOUTS   COMPENSATION(5)
POSITION                    YEAR     ($)           ($)             ($)          ($)           (#)         ($)           ($)
--------------------------  ----  ----------   -----------     -----------   ----------   -----------   -------   ----------------
JOHN C. DEAN                1998   $ 349,992   $        --       $    --      $     --          --          --        $294,291
  President and Chief       1997   $ 349,998   $   250,000       $    --      $     --      50,000          --        $125,000
  Executive Officer         1996   $ 325,004   $   375,124(6)    $    --      $107,500          --          --        $ 23,080

JAMES F. FORRESTER          1998   $ 185,000   $        --       $    --      $     --          --          --        $ 13,631
  Executive Vice President  1997   $ 185,000   $   100,000       $    --      $     --      30,000          --        $ 70,000
  and Manager of Corporate  1996   $ 185,000   $   150,000(6)    $    --      $     --          --          --        $ 23,080
  Finance Group

BARBARA B. KAMM             1998   $ 170,000   $        --       $    --      $     --          --          --        $103,497
  Executive Vice President  1997   $ 170,000   $   100,000       $    --      $     --      15,000          --        $ 70,000
  and Manager of Products   1996   $ 145,937   $   110,000(6)    $43,869      $     --      50,000          --        $ 21,225
  and Services Group

HARRY W. KELLOGG, JR.       1998   $ 170,000   $        --       $    --      $     --          --          --        $138,631
  Executive Vice President  1997   $ 170,000   $   100,000       $    --      $     --      30,000          --        $ 70,000
  and Manager of Strategic  1996   $ 163,125   $   125,275(6)    $    --      $     --          --          --        $ 23,080
  Marketing Group

KENNETH P. WILCOX           1998   $ 170,000   $        --       $135,052     $     --          --          --        $143,535
  Executive Vice President  1997   $ 147,349   $   100,000       $    --      $     --      40,000          --        $ 66,659
  and Chief Banking         1996   $ 135,000   $   110,000(6)    $    --      $     --          --          --        $ 19,600
  Officer

------------------------------

(1)  Includes amounts deferred at the election of the executive officer.

(2) Amounts in this column represent (a) relocation costs incurred by the executive officer and reimbursed by the Bank, as well as (b) premiums for supplemental long-term disability coverage provided by the Bank. Amounts for the years shown are not reflected if the total value of perquisites paid to the executive officer during a fiscal year did not exceed, in the aggregate, the lesser of $50,000 or 10% of the individual's salary plus bonus in the subject year. Amount reflected for Ms. Kamm in 1996 includes relocation costs in the amount of $42,532 and premiums in the amount of $1,337. Amount reflected for Mr. Wilcox in 1998 represents relocation costs in the amount of $84,302, as well as $50,750 for uncharged interest by the Company in connection with two interest-free relocation loans made by the Company to Mr. Wilcox (see discussion in "Certain Relations and Related Transactions"). The uncharged interest was calculated by assuming an interest rate of 6.00%.

(3) As of December 31, 1998, Mr. Dean held 10,000 restricted shares of the Company's Common Stock (granted on January 18, 1996), with a market value of $170,310. Market value is based on the $17.031 per share closing market price of the Company's Common Stock on the National Association of Securities Dealers Automated Quotation/National Market on December 31, 1998, the last trading day of 1998. Holders of restricted stock have rights equivalent to those of other shareholders, including voting rights and rights to dividends. All of Mr. Dean's shares will vest on January 17, 2000 or earlier upon a "Change in Control" (as defined). See "Termination Agreements" below.

(4) The numbers in this column reflect shares of Common Stock underlying options. The numbers have been adjusted to reflect shares following a two-for-one stock split (effected in May 1998). No Stock Appreciation Rights ("SARs") were awarded during the years 1996 through 1998.

(5) Amounts in this column represent employer contributions to the Bank's combined 401(k) and Employee Stock Ownership Plan, and Money Purchase Pension Plan (see discussion under "Retirement Plans"). Amounts in this column for 1997 and 1998 also include interests in the Company's venture capital investment program (under which the Company invests in venture capital funds for its own account). Interests are not in the venture capital funds themselves, but rather, in future distributions from such funds. Amounts for Mr. Dean in 1998 include a $275,000 interest in such venture capital investment program, which represents a 17.3% interest in the $1,590,000 pool of venture capital investments earmarked for the 1999 retention program for the Company's officers. Amounts for 1998 for each of executive officers Kamm, Kellogg and Wilcox include $90,000, $125,000 and $130,000 interests, respectively, in the 1999 retention program. Additionally, amounts for 1998 include a payment to Mr. Dean of $10,291 and $4,631 each to executive officers Forrester, Kamm, Kellogg, and Wilcox representing distributions under the Company's 1998 venture capital retention program.

(6) A portion of the executive officers' 1996 bonuses were deferred by the Company. Amounts deferred for executive officers Dean, Forrester, Kamm, Kellogg, and Wilcox were $57,000, $40,600, $23,022, $33,205, and $27,133, respectively. These amounts were paid to such executive officers in August 1997 (and are included in the bonus amounts for 1996 only).

                       OPTION GRANTS IN LAST FISCAL YEAR

    No grants of options to purchase the Company's Common Stock were made to the Named Officers during 1998.

          TABLE 2--AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION VALUES(1)

    The following table sets forth information concerning the exercise of options during 1998 and the options held at 1998 fiscal year-end by Named
Officers:

                                                                        NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                       UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS AT
                                           SHARES                    OPTIONS AT FISCAL YEAR-END      FISCAL YEAR-END(3)
                                          ACQUIRED        VALUE                 (#)                         ($)
                                         ON EXERCISE   REALIZED(2)   --------------------------  --------------------------
NAME                                         (#)           ($)       EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
---------------------------------------  -----------  -------------  -----------  -------------  -----------  -------------
John C. Dean...........................     142,208   $   3,390,425      12,500        37,500    $     6,638   $    19,913
James F. Forrester.....................          --              --      21,690        22,500    $   148,948   $    11,948
Barbara B. Kamm........................      36,622   $     792,999      40,728        37,650    $   166,262   $   160,820
Harry W. Kellogg, Jr...................          --              --      67,500        22,500    $   601,943   $    11,948
Kenneth P. Wilcox......................       8,000   $     150,984      30,040        33,960    $   200,511   $    51,693

------------------------------

(1) Consists entirely of stock options. No stock appreciation rights ("SARs") have been awarded to date. In October 1997, the Board of Directors voted to permit assignability of non-qualified stock options granted under the 1997 Equity Incentive Plan to immediate family members, family trusts and similar entities. Any options so assigned will continue to be reported in this table as if still held by the Named Officer, and exercises by or on behalf of such assignees are also reflected as exercises by the Named Officer.

(2) Represents the market price of the underlying securities on the date of the option exercise, minus the exercise price.

(3) Represents the market value of the underlying securities at 1998 fiscal year-end, based on the $17.031 per share closing market price of the Company's Common Stock on the National Association of Securities Dealers Automated Quotation/National Market on December 31, 1998, less the exercise price.

RETIREMENT PLANS

    The Bank has two defined contribution plans: (1) the Silicon Valley Bank 401(k) and Employee Stock Ownership Plan (the "401(k)" and "ESOP") (a qualified profit sharing plan under the Internal Revenue Code [the "IRC"]) and (2) the Silicon Valley Bank Money Purchase Pension Plan (the "MPP") (a qualified money purchase pension plan under the IRC). The Company matches 100% of employee-deferred salary contributions to the 401(k), up to a maximum contribution of $1,000 per year per employee. The Company makes contributions to the ESOP and MPP using a compensation-based formula (subject to certain limitations on compensation under the IRC). ESOP contributions are discretionary based on the profitability of the Company, are invested primarily in the Company's Common Stock and may not exceed 10% of eligible employees' base compensation. In 1998, there was no ESOP contribution made by the Company as a result of the Company's failure to attain its threshold performance goal. MPP contributions are guaranteed at 5% of eligible compensation and are invested at the participant's direction. Prior to 1995, these guaranteed contributions were made to the ESOP and invested primarily in Company Common Stock; however, in 1996, the MPP was established retroactive to January 1, 1995 for the guaranteed contributions and, in May 1996, the investments (under the MPP) formerly in Company Common Stock became participant-directed. The assets of both retirement plans are held in trust for the exclusive benefit of the employee-participants.

                            TERMINATION ARRANGEMENTS

    The Bank entered into Termination Agreements ("Termination Agreements") with certain executive officers, including Named Officers Dean, Forrester, Kamm, Kellogg, and Wilcox on August 12, 1998. These Termination Agreements superseded other agreements then in effect (with those agreements having expired on August 11, 1998). The Termination Agreements provide for severance pay and continuation of certain benefits if the executive's employment is terminated following a "Change in Control" (defined below). The Termination Agreements were approved by disinterested members of the Boards of Directors of the Company and the Bank during 1997 (but effective August 1998 following expiration of the then-operative Agreements).

    TERMINATION FOLLOWING A CHANGE IN CONTROL. In order for an executive to receive benefits under the Termination Agreements following a Change in Control, the executive must be terminated involuntarily without cause or constructively terminated within 24 months following the Change in Control. Also, benefits will be given to executives only following a Change in Control that involves payments to shareholders in excess of two times the then book value of the Company. (This reflects a change from the agreements that expired in August 1998, where benefits would be paid for sales over one times book value.)

    Under the Termination Agreements, a "Change in Control" will be deemed to have occurred in any of the following circumstances:

    (1) the acquisition of 50% or more of the outstanding voting stock of the Company by any person or entity, with certain exceptions for employee benefit plans of the Company or the Bank;

    (2) the acquisition of 25% or more of the outstanding voting stock of the Company by any person or entity and a change in the composition of the Board during the following 12 months such that those persons serving as directors immediately prior to the share acquisition, and those new directors elected by a vote of at least two-thirds of the directors of the Company, cease to make up at least 60% of the directors of the Company;

    (3) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation in which the shareholders of the Company immediately prior thereto continue to own more than 50% of the outstanding voting stock of the surviving entity; or

    (4) the complete liquidation of the Company or the Bank, or disposition of all or substantially all of the Company's or the Bank's assets.

    A constructive termination is deemed to have occurred if the executive resigns in writing following a reduction in the executive's then annual base salary, upon a 15% reduction in the executive's annual compensation (base salary plus bonus), upon a material reduction in the executive's responsibilities, or upon a relocation by more than 50 miles of the principal place at which the executive works.

    Under the Termination Agreements, the amount of severance benefits payable to an executive whose employment is terminated during the 24 months following a Change in Control is dependent upon the "transaction price multiple" of the then book value of the Company or the Bank. As the transaction price multiple of book value increases above 2.0, the severance benefit (the "Severance Benefit") (represented as a multiple of the executive's annual base salary) increases. (Under the agreements that expired in August 1998, the severance benefit was tied to the executive's total annual compensation [base salary plus bonus] and the Severance Benefit increased as the transaction price multiple of book value increased above 1.0.) The multiples of annual base salary (for respective sales percentages received in excess of book value) for the Bank's Executive Committee members (executive officers Dean, Forrester, Kamm, Kellogg, and Wilcox) are higher than for non-Executive Committee executives (such as Mr. Jones).

    The percentage payout of the Severance Benefit is on a sliding scale tied to termination date. If the termination date is within 12 months following the Change in Control, then 100% of the Severance Benefit will be paid. However, between 12 months and 24 months following a Change in Control, a declining percentage will be paid, with 75% of the Severance Benefit being payable for terminations 15 months following a Change in Control and 0% being payable for terminations 24 months following a Change in Control. Finally, upon a Change in Control, all outstanding options (representing interests in the Company's Common Stock) will become immediately and fully vested (and may be exercised) and all restrictions upon any restricted Company stock will lapse immediately and all such shares will become fully vested (unless the Board of Directors determines otherwise at the time of grant).

    In linking the amount of termination payments within 24 months following a Change in Control to the transaction price multiple of book value, the Boards of Directors of the Company and the Bank underscored their view that management should be rewarded correspondingly for increased shareholder value. Therefore, the amount of severance payments to executives under the Termination Agreements increases in direct proportion to increases in value realized through a Change in Control of the Company or the Bank. Conversely, sale of the Company or the Bank for less than 2.0 times book value would result in no cash payout to executives under the Termination Agreements, although they would still be entitled to acceleration of vesting.

    The severance program approved by the Boards of Directors of the Company and the Bank includes certain non-executive Bank officers as well. The amount of severance benefits payable to officers below the executive level is likewise dependent upon the "transaction price multiple" described above. However, non-executive bank officers receive severance payments for any sale of the Company or Bank for one times book value and above. Under the program for non-executive officers, as the grade level of the officer in the Bank increases, the multiple of the officer's base salary used in determining the severance benefit increases.

    LIMITATION ON SEVERANCE PAYMENTS. To the extent that the severance payments otherwise called for by the Termination Agreements would trigger "golden parachute" tax treatment pursuant to Section 280(g) and/or Section 4999 of the Internal Revenue Code, the payments will be reduced (including by executive officers' electing to make payment to third-party charitable organizations) to the largest amount that the employee determines would result in maximizing the employee's net proceeds (after taking into account the payment of any applicable taxes, including excise taxes).

DEAN AND KELLOGG SEVERANCE AGREEMENTS RELATING TO GARAGE.COM-TM-

    INTRODUCTION. In March 1998, the Company made an equity investment (the "Initial Investment") in garage.com-TM-, an internet company that matches entrepreneurs with investors. To further strengthen relationships between the founders, advisors and investors in garage.com-TM-, on the one hand, and the Bank, on the other, Mr. Dean agreed to serve as a director for garage.com-TM-.

    As a director for garage.com-TM- , Mr. Dean was offered the right to purchase shares of common stock in garage.com-TM- . Mr. Dean assigned the right to the Company. The Company exercised this stock purchase right (the "Subsequent Investment").

    The Company has the right to participate as a member in limited liability companies ("LLCs") that will hold securities in garage.com-TM-'s entrepreneurs (successfully matched with investors using garage.com-TM-'s services). This right arises out of the Company's equity ownership in garage.com-TM-, by virtue of the Initial Investment, as well as on account of the Subsequent Investment (which was offered to the Company because of Mr. Dean's role on the board of garage.com-TM-).

    MR. DEAN'S SEVERANCE AGREEMENT. The Board of Directors believes that Mr. Dean's service as a director for garage.com-TM- indirectly will provide value to the Company. Accordingly, the Company entered into a severance agreement with Mr. Dean relating to garage.com-TM- on August 12, 1998. Mr. Dean will receive benefits under this severance agreement upon the earlier of a covered termination (following a Change in Control) or a "qualified separation" (generally, a voluntary resignation, but where Mr. Dean thereafter still will add value to the Company and the Bank).

    Upon a covered termination or qualified separation, Mr. Dean will be entitled to 50% of the then appraised value of the Subsequent Investment (including interests in LLCs related to the Subsequent Investment). (Such 50% Interest shall be referred to as the "Dean Interest"). However, if Mr. Kellogg is then participating in the Dean Interest pursuant to Mr. Kellogg's severance agreement with the Company relating to garage.com (see "Mr. Kellogg's Severance Agreement" below), Mr. Dean will only receive fifty percent (50%) of the Dean Interest (with the other 50% interest being paid to Mr. Kellogg).

    MR. KELLOGG'S SEVERANCE AGREEMENT. By virtue of Mr. Kellogg's assistance to Mr. Dean in connection with Mr. Dean's service as a director for garage.com-TM-, the Company entered into a separate severance agreement with Mr. Kellogg relating to garage.com-TM- on August 12, 1998. Mr. Kellogg will receive fifty percent (50%) of the Dean Interest (as discussed in "Mr. Dean's Severance Agreement") under the severance agreement as long as Mr. Kellogg is employed by the Company and the Bank at the time of Mr. Dean's covered termination or qualified separation (and further, provided that Mr. Kellogg's severance agreement is still then in effect).

FORRESTER CONSULTING AGREEMENT

    James F. Forrester resigned as Executive Vice President of the Company and the Bank, effective February 28, 1999. The Bank and Mr. Forrester entered into a consulting agreement, effective March 1, 1999, pursuant to which Mr. Forrester will continue to serve as a consultant to the Bank until February 28, 2000. Under the consulting agreement, Mr. Forrester will receive $8,500 a month for his services as a consultant. All stock options held by Mr. Forrester will continue to be outstanding and will vest in accordance with their respective terms until expiration of the consulting term.

WOODWARD CONSULTING AGREEMENT

    Allyn C. Woodward resigned as Senior Executive Vice President and Chief Operating Officer of the Bank, effective April 1, 1995. The Bank and Mr. Woodward entered into a consulting agreement, effective April 1, 1995, pursuant to which Mr. Woodward continued to serve as a consultant to the Bank until October 1996. Under the consulting agreement, the Bank paid Mr. Woodward $214,200 over the 19-month period from April 1995 to October 1996, for Mr. Woodward's services as a consultant. Until October 1996, all stock options held by Mr. Woodward continued to be outstanding and vested in accordance with their respective terms. Additionally, the Company and the Bank granted Mr. Woodward 25,000 shares of the Company's Common Stock, which vested as to 1/3 of such number of shares on each of January 5, 1996,

January 5, 1997 and January 5, 1998 (on account of Mr. Woodward's non-competition with the Bank through and including such respective dates).(1)

                    BOARD COMMITTEES AND MEETING ATTENDANCE

    The Company and the Bank have Audit and Finance, Executive, and Loan Committees of their respective Boards of Directors. Members as of the Record Date were as follows:

AUDIT AND FINANCE                             EXECUTIVE                         LOAN
--------------------------------------------  --------------------------------  -----------------------------
James F. Burns, Jr., Chair                    Daniel J. Kelleher, Chair         Gary K. Barr, Chair
Clarence J. Ferrari, Jr., Vice-Chair          James F. Burns, Jr.               David M. deWilde
Gary K. Barr                                  John C. Dean                      Clarence J. Ferrari, Jr.
David M. deWilde                              Ann R. Wells                      Stephen E. Jackson
Stephen E. Jackson                                                              Daniel J. Kelleher
James R. Porter                                                                 James R. Porter
                                                                                Ann R. Wells

                                                                                11 meetings in fiscal year
AUDIT AND FINANCE COMMITTEE (JOINT COMPANY/BANK COMMITTEE)                      1998

    - Approves the selection and termination of the Company's independent auditors;

    - Reviews the scope and results of the audit plans of the independent auditors;

    - Reviews the adequacy of the Company's internal accounting controls;

    - Reviews with management and with the independent auditors, reports filed with banking regulatory agencies and the Securities and Exchange Commission;

    - Evaluates the activities and utilization of the Company's and the Bank's internal audit relationship;

    - Oversees the Bank's investment and funds management policies, which include the following five policies: investment policy, liquidity management policy, interest rate risk management policy, hedging policy, and capital management policy;

    - Reviews and approves the Company's and the Bank's insurance policies; and

    - Oversees management's efforts in ensuring that the Company is complying with accounting standards and with federal and state banking laws.

------------------------

(1) The number of shares reflected in this paragraph does not take into account the two-for-one stock split in May 1998, since the final vesting of shares occurred prior to the date of the split in 1998. Also, as reported in the Company's 1995, 1996, 1997 and 1998 Proxy Statements, Mr. Woodward's 25,000 restricted shares of the Company's Common Stock held at December 31, 1994 were forfeited to the Company. The grant described in this paragraph constituted a new grant to Mr. Woodward.

      EXECUTIVE COMMITTEE (SEPARATE COMPANY/BANK         14 meetings (Com-
      COMMITTEES)                                        pany Executive Com-
                                                         mittee) in fiscal
                                                         year 1998 12
                                                         meetings (Bank
                                                         Executive Committee)
                                                         in fiscal year 1998

    - Works with management in developing long-term strategic plans;

    - Has the authority of the Board between Board meetings, except as otherwise provided by California law;

    - Serves as the nominating committee for directors as well as Board and Board committee chairs. (The Executive Committee will consider nominees for director who are recommended by shareholders. Shareholders that wish to submit names of prospective director-nominees for consideration by the Executive Committee should do so in writing to the Secretary of Silicon Valley Bancshares, 3003 Tasman Drive, Santa Clara, CA 95054.);

    - Works with management in ensuring that the Bank's long-term and short-term compensation programs are competitive and effective in attracting, retaining, and motivating highly-skilled personnel;

    - Reviews and recommends the Chief Executive Officer's compensation (with the Chief Executive Officer refraining from participating in any Committee discussions related to the Chief Executive Officer's performance or compensation); and

    - Reviews and approves compensation and administers stock-based employee benefit plans (including approving individual option and stock grants under the 1989 Option Plan and the 1997 Equity Incentive Plan).

      LOAN COMMITTEE (BANK COMMITTEE)                    30 meetings in
                                                         fiscal year 1998

    - Works with management in seeking to ensure that the Bank maintains and enforces the Bank's credit policy and credit procedures;

    - Works with management in ensuring compliance with lending limit restrictions and with established portfolio constraints and limitations;

    - Works with management in ensuring problem credits are identified on a timely basis;

    - Has lending authority and establishes lending authority levels for Bank committees and respective officer levels in the Bank;

    - Reviews the Bank's community delineations to ensure that they meet the purposes of the Community Reinvestment Act; and

    - Works with management in monitoring the loan portfolio, including reviewing proposed corrective action plans when pre-determined portfolio credit quality levels are reached.

    Actions taken by the above-described Board Committees are reported to the Company or Bank Board of Directors, as appropriate, following the Committee meetings.

    During fiscal year 1998 (ended December 31, 1998), the Company Board of Directors met 13 times: 12 regular meetings and 1 special meeting. During fiscal year 1998 (ended December 31, 1998), the Bank Board of Directors met 12 times:
12 regular meetings and 0 special meetings. All Company directors attended at least 75% of the aggregate of all Company Board meetings and meetings held by Committees of the Company's Board of which they were members.

                           STOCK OWNERSHIP GUIDELINES

    In February 1998, the Board of Directors approved the adoption of Stock Ownership Guidelines for the Company's executive officers, as well as for certain other officers of the Company. Under the guidelines, the Board has recommended that by the end of the Company's 2000 fiscal year, the Company's officers who are covered by the Guidelines own Company stock with a value that meets or exceeds specified respective multiples of base salary. The recommended multiples range from "4x" for the Company's CEO (value of stock to be four times the CEO's base salary) to "2x" (value of stock to be two times the officer's base salary). The Stock Ownership Guidelines reflect the Board's belief in the importance of aligning the economic interests of shareholders and management.

                            DIRECTOR COMPENSATION(1)

    Each outside director selected one of two alternative compensation programs offered for 1997-1998 service, as well as 1998-1999 service, on the Board. The first program provides for a grant to the outside director of options to purchase 12,000 shares of the Company's Common Stock (made on January 7, 1997), with the first 6,000 shares having vested on the date that immediately followed the Company's 1997 Annual Meeting (the "First Vesting Date") and the remaining 6,000 shares having vested on the date that immediately followed the Company's 1998 Annual Meeting (subject to the director's re-election to the Board) (the "Second Vesting Date"). The second program provides for a grant of an option to purchase 6,000 shares of the Company's Common Stock (made on January 7, 1997), and payment of $30,000 in cash, with the first 3,000 shares having vested (and the first $15,000 paid) on the First Vesting Date and the final 3,000 shares having vested (and the balance of $15,000 becoming payable) on the Second Vesting Date (subject to the director's re-election to the Board). Outside directors Barr, Burns, deWilde, Ferrari, Kelleher, Porter, and Wells, selected the first program (consisting of options only). Outside director Jackson, who was appointed to the Board in August 1998, was granted an option to purchase 1,590 shares of the Company's Common Stock on September 17, 1998 (representing such pro rata number of shares in accordance with the number of months remaining in the 1998-1999 term at an exercise price of $15.750).

    In August 1998, the Board approved the director compensation program for outside directors for 1999-2000 service, as well as 2000-2001 service, on the Board. The program provides for a grant to each outside director of options to purchase 6,000 shares of the Company's Common Stock (made on August 4, 1998 at an exercise price of $30.063 per share), with the first 3,000 shares subject to the option scheduled to vest on the date immediately following the Company's 1999 Annual Meeting (subject to the director's re-election to the Board) and the remaining 3,000 shares subject to the option scheduled to vest on the date immediately following the Company's 2000 Annual Meeting (subject to the director's re-election to the Board). Consistent with this program, on September 17, 1998, Mr. Jackson was granted an option to purchase 6,000 shares (and on such terms, including exercise price) as granted to the other directors the previous month.

    In January 1999, the Board approved a grant to each outside director, except for Mr. Jackson, of options to purchase 1,000 shares of the Company's Common Stock (made on January 21, 1999 at an exercise price of $17.875 a share), with the shares scheduled to vest immediately following the Company's
1999 Annual Meeting (subject to the director's re-election to the Board). Mr. Jackson was granted options to purchase 1,500 shares with the same terms as those described immediately above. The Board believed that Mr. Jackson should be awarded the additional options to compensate for the exercise price of the

------------------------

(1) The share numbers in this section have been adjusted to reflect the two-for-one stock split of the Company's shares in May 1998.

options to purchase 6,000 shares granted in September 1998 (as described above) being set at a higher price than the then market price of the Company's stock, to keep Mr. Jackson's grant consistent with the 1999-2000 compensation program.

    Mr. Gay, a former director, will remain an advisory director to the Board. In recognition of this advisory role, the Company will pay Mr. Gay $15,000 for his advisory services during the 1999-2000 term.

    Mr. Ferrari, who is not standing for re-election to the Board, will become an advisory director to the Board. In recognition of this advisory role, the Company will pay Mr. Ferrari $15,000 for his advisory services during the 1999-2000 term.

    Additionally, outside directors are reimbursed for travel expenses. Also, the Chair of the Board (who also serves as the Chair of the Executive Committee) receives an annual fee of $15,000. The Chairs of the respective Board committees each receive an annual fee of $7,500. Finally, outside directors on the Loan Committee (including the Chair of this Committee) received $250 for every Committee meeting attended after the first one in any calendar month from January 1998 through June 1998.

                  SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

    Information concerning each person known by the Company to own more than 5% of the outstanding Common Stock of the Company (as of the Record Date) follows. The Company knows of no persons other than those entities described below who beneficially own more than 5% of the outstanding Common Stock of the Company.

                                                                         SHARES BENEFICIALLY
                                                                                OWNED
                                                                       -----------------------
                                                                         NUMBER    PERCENT OF
NAME OF BENEFICIAL OWNER                                               OF SHARES      TOTAL
---------------------------------------------------------------------  ----------  -----------
Entities affiliated with Franklin Resources, Inc. ...................   1,811,840(1)        8.8%
  777 Mariners Island Boulevard
  San Mateo, CA 94404

Reich and Tang Asset Management LP ..................................   1,366,750(2)        6.6%
  600 Fifth Avenue
  New York, New York 100020

T. Rowe Price Associates, Inc. ......................................   1,573,000(3)        7.6%
  100 E. Pratt Street
  Baltimore, Maryland 21202

------------------------

(1) The number of shares in this table and the information in this footnote have been derived from the Schedule 13G dated as of January 26, 1999 filed with the Securities and Exchange Commission ("SEC") by Franklin Resources, Inc. ("FRI"), a parent holding company; Charles B. Johnson and Rupert H. Johnson, Jr., principal shareholders of FRI (collectively, the "Principal Shareholders"); and Franklin Advisers, Inc. ("FAI"), an investment adviser and subsidiary of FRI. Franklin Management, Inc. ("FMI") is a subsidiary of FRI. The shares are beneficially owned by one or more open or closed-end investment companies or other managed accounts that are advised by direct and indirect investment subsidiaries of FRI. The advisory contracts grant to the adviser subsidiaries all investment and/or voting power over the securities owned by such advisory clients. FAI has the sole dispositive and voting power with respect to 1,776,700 shares. FMI has the sole power to dispose or direct the disposition of 35,140 shares, but has no power to vote or direct the vote of any shares. The Principal Shareholders each own in excess of 10% of the outstanding Common Stock of FRI. With respect to securities owned by FAI and FMI, their clients have the right to receive dividends paid with respect to, as well as the proceeds from the sale of, such securities.

(2) The number of shares in this table and the information in this footnote have been derived from the Schedule 13G dated as of February 12, 1999 filed with the SEC by Reich and Tang Asset Management L.P. ("Reich and Tang"), an investment adviser. Reich and Tang has shared dispositive and voting power with respect to 1,366,750 shares. H. Axel Schupf, a portfolio manager at Reich and Tang, has the sole dispositive and voting power with respect to 121,000 shares. The shares beneficially owned by Reich and Tang were purchased on behalf of certain accounts for which Reich and Tang provides investment advice on a fully discretionary basis. Reich and Tang has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares. No individual client has an interest that relates to more than five percent of the class.

(3) The number of shares in this table and the information in this footnote have been derived from the Schedule 13G dated as of February 12, 1999 filed with the SEC by T. Rowe Price Associates, Inc. ("TRP Associates"), an investment adviser, and T. Rowe Price Small-Cap Value Fund, Inc. ("TRP Fund"). TRP Associates has sole voting power with respect to 332,300 shares and sole dispositive power with respect to 1,573,000 shares. TRP Fund has sole voting power with respect to 1,033,000 shares (which number of shares is included in the number of shares reported by TRP Associates) and sole dispositive power as to no shares. The ultimate power to receive dividends paid with respect to, and the proceeds from the sale of, the shares held by TRP Associates are vested in the individual and institutional clients to which TRP Associates serves as an investment adviser. No client has an interest that relates to more than five (5) percent of the class. With respect to securities owned by the TRP Fund, only State Street Bank and Trust Company, as custodian for the TRP Fund, has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. The shareholders of the TRP Fund participate proportionately in any dividends and distributions so paid. TRP Associates expressly disclaims beneficial ownership of the shares shown in the table.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Company believes that, during fiscal year 1998, its officers (as defined in the rules under Section 16 of the Exchange Act) and directors have complied with all Section 16(a) filing requirements in a timely manner, except that Mr. Dean made one late filing with regard to the sale of Company Stock in an open market transaction associated with various stock option exercises in February 1998 (with such sale being inadvertently left off the February 1998 Form 4 filed on March 9, 1998 and reported on the March 1998 Form 4 filed on April 9, 1998). The Company is not aware of any 10% shareholders.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Certain directors of the Company and Bank and the entities with which they are affiliated are customers of the Bank and have had banking transactions with the Bank in the ordinary course of business. The Board of Directors of the Bank adopted a policy during 1992 to prohibit new loans or the renewal of existing loans to insiders after December 31, 1993 (other than on an exception basis). Term loans existing at December 31, 1992 were permitted to remain outstanding until scheduled maturity. The Company believes that all extensions of credit included in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and, in the opinion of the Board of Directors of the Bank, did not involve more than a normal risk of collectibility or default or present any other unfavorable features.

    In December 1997 and in conjunction with Mr. Wilcox's promotion to Chief Banking Officer (and corresponding relocation from Massachusetts to California), the Company agreed to make two interest-free relocation loans to Mr. Wilcox. The first loan in the amount of $250,000 (funded in December 1997) is payable in five annual installments, with the final $50,000 installment due on December 1, 2002. The second loan in the amount of $600,000 (funded in January 1998) is due in full on December 1, 2002. Both loans are secured by a lien on Mr. Wilcox's principal residence in California. The largest principal amount outstanding during 1998 was $850,000, and the principal amount outstanding on December 31, 1998 was $800,000.

    Also, in conjunction with Mr. Wilcox's promotion and pursuant to a separate agreement (separate from the above-described loan documents), the Bank has agreed to pay Mr. Wilcox a guaranteed $50,000 annual bonus for the next five years (subject to his continued employment by the Bank), with the first such bonus paid in December 1998 and the final bonus payable in December 2002.

    In June 1998 and in conjunction with Mr. Lutes' promotion to Chief Financial Officer, the Company made a loan in the amount of $75,000 to Mr. Lutes. The loan accrues interest at the rate of 5.50% per annum and is payable in three equal annual installments, with the final $25,000 installment due on March 1, 2001. The loan is unsecured. The largest principal amount outstanding during 1998 (and the principal amount outstanding on December 31, 1998) was $75,000.

    See also "Compensation Committee Interlocks and Insider Participation."

                              PROPOSAL NUMBER TWO
                    APPROVAL OF REINCORPORATION IN DELAWARE
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" REINCORPORATION IN DELAWARE

INTRODUCTION

    The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). The Reincorporation Proposal relates only to reincorporation of the Company, and specifically does not include the Bank (which will remain incorporated in California). As discussed below, the principal reasons for reincorporation of the Company are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting Delaware corporate law and the increased ability of the Company to attract and retain qualified directors. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for the Board of Directors to adopt various mechanisms which may enhance the Board's ability to negotiate favorable terms for the shareholders in the event of an unsolicited takeover attempt, the proposed Delaware certificate of incorporation and bylaws are similar in many respects to those currently in effect in California.

    Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related exhibits, before voting on the Reincorporation Proposal. Throughout the Proxy Statement, the term "Bancshares California" refers to the existing California corporation and the term "Bancshares Delaware" refers to the new proposed Delaware corporation, a wholly-owned subsidiary of Bancshares California, which is the proposed successor to Bancshares California.

    The Reincorporation Proposal will be effected by merging Bancshares California into Bancshares Delaware (the "Merger"). Upon completion of the Merger, Bancshares California will cease to exist and Bancshares Delaware will continue to operate the business of the Company under the name Silicon Valley Bancshares. Pursuant to the Plan and Agreement of Merger between Bancshares California and Bancshares Delaware, a copy of which is attached hereto as Exhibit A (the "Merger Agreement"), each outstanding share of Bancshares California Common Stock, no par value, will automatically be converted into one share of Bancshares Delaware Common Stock, $.001 par value. IF THE REINCORPORATION PROPOSAL IS APPROVED, IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF BANCSHARES DELAWARE.

    Upon the date on which the Merger is effective (the "Effective Date"), Bancshares Delaware will also assume and continue the outstanding stock options and all other employee benefit plans of Bancshares California. Each outstanding and unexercised option or other right to purchase shares of Bancshares California Common Stock will become an option or right to purchase the same number of shares of Bancshares Delaware Common Stock on the same terms and conditions and at the same exercise price applicable to any such Bancshares California option or stock purchase right at the Effective Date.

    The Common Stock of Bancshares California are included for trading on the Nasdaq National Market, and after the Merger, the Common Stock of Bancshares Delaware will continue to be traded on the Nasdaq National Market under the same symbol (SIVB).

    The Proposed Reincorporation has been unanimously approved by Bancshares California's Board of Directors. If approved by the shareholders, it is anticipated that the Effective Date of the Merger will be as soon as practicable following the Annual Meeting of Shareholders. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that certain principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date of the Proposed Reincorporation if, in the opinion of the Board of Directors of either company, circumstances arise that make it inadvisable to proceed.

    The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation and the Bylaws of Bancshares Delaware, copies of which are attached hereto as Exhibits A, B and C, respectively.

DISSENTERS RIGHTS

    Shareholders of Bancshares California will have no dissenters' rights of appraisal with respect to the Reincorporation Proposal.

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

    Approval of the Reincorporation Proposal, which will also constitute approval of the (i) Merger Agreement, the Certificate of Incorporation and the Bylaws of Bancshares Delaware and (ii) the assumption of Bancshares California's employee benefit plans and outstanding stock options by Bancshares Delaware, will require the affirmative vote of the holders of a majority of the outstanding shares of Bancshares California Common Stock outstanding on the Record Date. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the proposal. The Board of Directors unanimously recommends a vote "FOR" the Reincorporation Proposal.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

    As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

    PROMINENCE, PREDICTABILITY AND FLEXIBILITY OF DELAWARE LAW. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that Policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. Delaware has a sophisticated, specialized and efficient court system dedicated to resolving corporate law disputes, which helps to eliminate much of the uncertainty and addendant risk companies face in litigation. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

    INCREASED ABILITY TO ATTRACT AND RETAIN QUALIFIED DIRECTORS. Both California and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. The Company anticipates that it may seek to expand the number of outside directors on its Board of Directors in the future. Although the Company has not experienced difficulty in attracting and retaining qualified directors to date, it is the Company's desire to minimize these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The

Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law. See "The Charters and Bylaws of Bancshares California and Bancshares Delaware--Monetary Liability for Directors."

    WELL ESTABLISHED PRINCIPLES OF CORPORATE GOVERNANCE. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

NO CHANGE IN THE BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE PLANS OR LOCATION
  OF PRINCIPAL FACILITIES OF THE COMPANY

    The Reincorporation Proposal will effect a change in the legal domicile of the Company, but not its physical location, and certain other changes of a legal nature, certain of which are described in this Proxy Statement. The Proposed Reincorporation will not result in any change in the business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. The eight directors who are elected at the Annual Meeting of Shareholders will become the directors of Bancshares Delaware. All employee benefit plans of Bancshares California will be assumed and continued by Bancshares Delaware. All stock options, warrants or other rights to acquire Common Stock of Bancshares California will automatically be converted into an option or right to purchase the same number of shares of Bancshares Delaware Common Stock at the same price per share, upon the same terms, and subject to the same conditions. Bancshares California's other employee benefit arrangements will also be continued by Bancshares Delaware upon the terms and subject to the conditions currently in effect.

INITIAL NAME CHANGE

    Under Delaware law, the certificate of corporation must set forth the name of the corporation, which must include either a name (such as "association," "company" or "corporation") or abbreviation (such as "co.," "corp.," "inc.," or "ltd."). However, under Section 102 of the Delaware Corporation Code, the Division of Corporations may waive this requirement if the corporation files a certificate with the Delaware Secretary of State stating that its total assets are not less than $10,000,000. Bancshares Delaware, prior to the completion of the Merger between Bancshares Delaware and Bancshares California, will have the name "Silicon Valley Bancshares, Inc." After the completion of the Merger, Bancshares Delaware intends to file with the Delaware Secretary of State for exemption under Section 102, as Bancshares Delaware will have total assets over $10,000,000. If the Delaware Secretary of State approves this exemption request, Bancshares Delaware will thereafter be named "Silicon Valley Bancshares."

ANTITAKEOVER IMPLICATIONS

    Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the certificate of incorporation or bylaws or otherwise, which measures are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company.

    In the discharge of its fiduciary obligations to shareholders, the Board of Directors has evaluated the Company's vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board of Directors of the Company has considered, or may consider in the future, certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, enforcement of the Company's Preferred Shares Rights Agreement dated October 22, 1998 (the "Rights Plan"), adoption of a severance plan for certain of its management and key employees which becomes effective upon the occurrence of a change in control of the Company and the authorization of preferred stock, the rights and preferences of which may be determined by the Board of Directors. Some of these measures may be implemented by Bancshares under California law. There is nonetheless substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of the Board of Directors under the business judgment rule with respect to unsolicited takeover attempts.

    The establishment of a classified board of directors can also be undertaken under California law in certain circumstances. For a detailed discussion of all of the changes that will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of Bancshares California and Bancshares Delaware." For a discussion of differences between the laws of California and Delaware, see "Significant Differences Between the Corporation Laws of California and Delaware."

    The Board of Directors has no present intention following the Proposed Reincorporation to amend the Certificate of Incorporation or Bylaws to include additional provisions other than those now present in its California Articles of Incorporation and Bylaws which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to its shareholders, the Board of Directors of the Company will continue to evaluate the Company's vulnerability to potential unsolicited bids to acquire the Company on unfavorable terms and to consider strategies to enhance the Board's ability to negotiate with an unsolicited bidder.

THE CHARTERS AND BYLAWS OF BANCSHARES CALIFORNIA AND BANCSHARES DELAWARE

    The provisions of the Bancshares Delaware Certificate of Incorporation and Bylaws are similar to those of the Bancshares California Articles of Incorporation and Bylaws in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the Bancshares Delaware Certificate of Incorporation and Bylaws that alter the rights of shareholders and the powers of the Board of Directors. In addition, Bancshares Delaware could implement certain other changes by amending its Certificate of Incorporation and Bylaws. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware."

    AUTHORIZED SHARES. The Articles of Incorporation of Bancshares California currently authorize the Company to issue up to 60,000,000 shares of Common Stock, no par value, and 20,000,000 shares of Preferred Stock, no par value. The Certificate of Incorporation of Bancshares Delaware provides that such company also will have 60,000,000 authorized shares of Common Stock, $.001 par value, and 20,000,000 shares of Preferred Stock, $.001 par value. Like Bancshares California's Articles of Incorporation, Bancshares Delaware's Certificate of Incorporation provides that the Board of Directors is entitled to fix or alter the voting rights, designations, powers, preferences and relative and other special rights and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock. Thus, although it has no present intention of doing so, the Board of Directors, without shareholder approval, could authorize the issuance of Preferred Stock upon terms which could have the effect of delaying or preventing a change in control of the Company or modifying the rights of holders of the Company's Common Stock under either California or Delaware law. The Board of Directors could also utilize such shares for further financings, possible acquisitions and other uses.

    MONETARY LIABILITY OF DIRECTORS. The Articles of Incorporation of Bancshares California and the Certificate of Incorporation of Bancshares Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under laws of each corporation's respective state of incorporation. The provision eliminating monetary liability of directors set forth in the Bancshares Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the Bancshares California Articles of Incorporation, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware Indemnification and Limitation of Liability."

    SIZE OF THE BOARD OF DIRECTORS. The Bylaws of Bancshares Delaware provide for a Board of Directors consisting of eight to fifteen directors. The Bylaws of Bancshares California provide for a Board of Directors of eight to fifteen members, with the exact number set at eight directors (effective as of April 15, 1999). Under California law, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, the board of directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated ranges have been approved by the shareholders. Delaware law permits the board of directors acting alone, to change the authorized number of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the shareholders). The Bancshares Delaware Certificate of Incorporation provides that the number of directors will be as specified in the Bylaws and authorizes the Board of Directors to adopt, alter, amend or repeal the Bylaws.

    Following the Proposed Reincorporation, the Board of Directors of Bancshares Delaware could amend the Bylaws to change the size of the Board of Directors from the current range of eight to fifteen directors without further shareholder approval. The Board has no present intention to do so, however. If the Reincorporation Proposal is approved, the eight directors of Bancshares California who are elected at the 1999 Annual Meeting of Shareholders will continue as the eight directors of Bancshares Delaware after the Reincorporation is consummated.

    CUMULATIVE VOTING FOR DIRECTORS. Under California Law, if any shareholder has given notice of an intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. In the absence of cumulative voting, the holders of a majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of a majority of the shares present or represented at such meeting. Elimination of cumulative voting could make it more difficult for a minority shareholder adverse to a majority of the shareholders to obtain representation on the Company's Board of Directors. California corporations whose stock is listed on a national stock exchange or whose stock is held by 800 shareholders of record and included in the Nasdaq National Market System (a "Listed Company") can also eliminate cumulative voting with shareholder approval. The Company qualifies as a Listed Company but has not sought shareholder approval to eliminate cumulative voting. Under Delaware law, cumulative voting in the election of directors is not mandatory, but is a permitted option. The Certificate of Incorporation of Bancshares Delaware provides for cumulative voting rights.

    POWER TO CALL SPECIAL SHAREHOLDERS' MEETINGS. Under California law, a special meeting of shareholders may be called by the board of directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. Under Delaware law, a special meeting of shareholders may be called by the board of directors or by any other person authorized to do so in the Certificate of Incorporation or the Bylaws. The Bylaws of Bancshares Delaware currently authorize the Board of Directors, the Chairman of the Board, the President and the holders of not less than ten percent (10%) of the shares entitled to vote to call a special meeting of shareholders. Therefore, no substantive change is contemplated in this provision, although the Board could in the future amend the Company's Bylaws without shareholder approval. The Board has no current intention to amend the Bylaws in this manner.

COMPLIANCE WITH DELAWARE AND CALIFORNIA LAW

    As soon as practicable following the Annual Meeting of Shareholders, if the Reincorporation Proposal is approved, the Company intends to submit the Merger Agreement to the office of the California Secretary of State and to the office of the Delaware Secretary of State for filing.

APPLICATION OF CALIFORNIA LAW TO DELAWARE CORPORATIONS

    Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) are placed in a special category if they have characteristics of ownership and operation which indicate that they have significant contacts with California. So long as a Delaware or other foreign corporation is in this special category, and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the California General Corporation Law applicable to corporations incorporated in California. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, classified boards of directors, director duty of care standards, standards of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters and appraisal rights and inspection of corporate records. Some of these substantive provisions are not applicable to Bancshares Delaware. See "Significant Differences Between the Corporation Laws of California and Delaware" below.

    Exemptions from Section 2115 are provided for corporations whose shares are listed on a national securities exchange, or on the Nasdaq National Market if the corporation has 800 or more shareholders. Management believes Bancshares Delaware will be exempt from Section 2115 following the Proposed Reincorporation because the Common Stock of Bancshares Delaware will be traded on the Nasdaq National Market and owned by more than 800 shareholders.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

    The corporation laws of California and Delaware differ in a number of respects. Although all the differences are not set forth in this Proxy Statement, certain provisions, which could materially affect the rights of shareholders, are discussed below.

    CUMULATIVE VOTING FOR DIRECTORS. Under California law, if any shareholder has given notice of an intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. California corporations whose stock is listed on a national stock exchange or whose stock is held by 800 shareholders and included in the Nasdaq National Market System (a "Listed Company") may eliminate such cumulative voting rights by adopting amendments to their articles and bylaws, which amendments must be approved by the shareholders. Bancshares California qualifies as a Listed Company but has not sought shareholder approval to eliminate cumulative voting. Therefore, shareholders of Bancshares California have always had cumulative voting rights. Under Delaware law, cumulative voting in the election of directors is not mandatory. The Certificate of Incorporation of Bancshares Delaware provides for cumulative voting.

    POWER TO CALL SPECIAL SHAREHOLDERS' MEETINGS. Under California law, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting and such additional persons as are authorized by the Articles of Incorporation or the Bylaws. Under Delaware law, a special meeting of shareholders may be called by the Board of Directors or by any other person authorized to do so in the Certificate of Incorporation or the Bylaws. The Bylaws of Bancshares Delaware contain provisions granting shareholders holding 10% or more of the outstanding shares the right to call a special meeting of shareholders. However, the Board of Directors has the power, under Delaware law, to amend the Bylaws to eliminate this right, although it has no present intention to do so.

    SHAREHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS. In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203, certain "business combinations" with "interested shareholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

    Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested shareholder" for three years following the date that such person or entity becomes an "interested shareholder" unless certain conditions are met. (An "interested shareholder," generally, is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of fifteen percent (15%) or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.)

    Section 203 applies to certain publicly held corporations that have a class of voting stock that is (i) listed on a national securities exchange, (ii) quoted on an interdealer quotation system of a registered national securities association or (iii) held of record by more than 2,000 shareholders. A Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, and Bancshares Delaware does intend to so elect to be excluded from the statutory provisions of Section 203.

    SHAREHOLDER RIGHTS PLAN. In October 1998, the Board of Directors of Bancshares California adopted the Rights Plan. Pursuant to the Rights Plan, Bancshares California declared a dividend of one Preferred Share Purchase Right (a "Right") for each outstanding share of Common Stock and each share of Common Stock issued thereafter. Initially, each Right entitles holders of Common Stock to purchase from Bancshares California a fraction of a share of the Company's Preferred Stock with economic terms similar to that of one share of the Company's Common Stock for $120.00, subject to adjustment. The Rights are not exercisable until the occurrence of specified events.

    The Rights will become exercisable only if a person or group acquires 10% or more of the Company's Common Stock (subject to certain limitations) or announces a tender offer or exchange offer which would result in its ownership of 10% or more of the Common Stock. Ten days after such acquisition or offer, each Right becomes exercisable and entitles the holder to purchase, for the exercise price, a number of shares of the Company's Common Stock having a then current market value of twice the Right's exercise price. Alternatively, if the Company is involved in a merger or other business combination transaction with another person, ten or more days after such acquisition or offer, each Right becomes exercisable at the Right's then current exercise price for shares of common stock of such person, having a then current market value of twice the then current market value of twice the Right's exercise price. The Rights are redeemable at the Company's option for $0.001 per Right at any time on or prior to the public announcement that a person has acquired beneficial ownership of 10% or more of the Company's Common Stock. The Rights Plan expires on October 22, 2008 unless the Rights are earlier redeemed by the Company.

    The Rights Plan is intended to protect the shareholders in the event of an unsolicited offer to acquire, or the acquisition of, 10% or more of the Common Stock of Bancshares California. The Rights are not intended to prevent a takeover of the Company and will not interfere with any tender offer or business combination approved by the Board of Directors. The Rights encourage persons seeking control of the Company to initiate such an acquisition or offer to acquire through arm's-length negotiations with the Board of Directors.

    The Rights Plan will be assumed by Bancshares Delaware pursuant to the terms of the Merger Agreement. In the past, Delaware courts have upheld the validity of plans such as the Rights Plan. To date, the California courts have not considered the validity of such a plan. In any event, the Company believes that the Rights Plan is more likely to be upheld in the event of a challenge if the Reincorporation Proposal is effected and Bancshares California is merged into Bancshares Delaware.

    FILLING VACANCIES ON THE BOARD OF DIRECTORS. Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. Bancshares California's Articles of Incorporation and Bylaws do not permit directors to fill vacancies created by removal of a director. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of Bancshares Delaware provide, consistent with Delaware law, that any vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director.

    REMOVAL OF DIRECTORS. Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director if voted under cumulative voting. Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Certificate of Incorporation of Bancshares Delaware does not provide for a classified board of directors but does provide for cumulative voting.

    AMENDMENT OF BYLAWS. Under California law and Bancshares California Bylaws, bylaws may be adopted, amended or repealed either by the vote of a majority of the outstanding shares entitled to vote thereon or (subject to any restrictions in the charter or bylaws) by the approval of the board of directors, except that amendments to the bylaws specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to a variable board or vice versa may only be adopted by approval of the outstanding shares.

    Under Delaware law, the power to adopt, amend or repeal bylaws is vested in the shareholders entitled to vote unless the certificate of incorporation confers the power to adopt, amend or repeal bylaws upon the directors as well. Bancshares Delaware's charter confers such powers on the Bancshares Delaware Board.

    CLASSIFIED BOARD OF DIRECTORS. A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus may have the effect of making a potential change in control of a corporation a lengthier and more difficult process. California law permits certain qualifying corporations to provide for a classified board of directors by adopting amendments to their articles of incorporation or bylaws, which amendments must be approved by the shareholders. Although Bancshares California qualifies to adopt a classified board of directors, Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The Bancshares Delaware Certificate of Incorporation and Bylaws do not provide for a classified board and Bancshares Delaware presently does not intend to propose establishment of a classified board. The establishment of a classified board following the Proposed Reincorporation would require the approval of the shareholders of Bancshares Delaware.

    INDEMNIFICATION AND LIMITATION OF LIABILITY. California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt a provision in its articles of incorporation or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

    The Articles of Incorporation of Bancshares California eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; or (g) liability for improper distributions, loans or guarantees.

    The Certificate of Incorporation of Bancshares Delaware also eliminates the liability of directors to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for (a) breaches of the director's duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve Bancshares Delaware or its directors from the necessity of complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

    California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action that is settled or otherwise disposed of without court approval.

    California law requires indemnification when the individual has defended successfully the action on the merits (as opposed to Delaware law, which requires indemnification relating to a successful defense on the merits or otherwise, which could include dismissal or summary judgment).

    Delaware law generally permits indemnification of expenses, including attorney's fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

    Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

    California law permits a California corporation to provide rights to indemnification beyond those mandated by California law to the extent such additional indemnification is authorized in the corporation's articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. Under California law, there are two limitations on such additional rights to indemnification: (i) such indemnification is not permitted for acts, omissions or transactions from which a director of a California corporation may not be relieved of personal liability, as described above; and (ii) such indemnification is not permitted in circumstances where California law expressly prohibits indemnification, as described above. Bancshares California's Articles of Incorporation permit indemnification beyond that expressly mandated by the California Corporations Code and limit director monetary liability to the extent permitted by California law.

    Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy.

    Currently, there are no actions pending against officers of directors of the Company in their capacity as such.

    The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of Bancshares California made prior to the Proposed Reincorporation.

    INSPECTION OF SHAREHOLDER LIST. Both California and Delaware law allow any shareholder to inspect and copy the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent (5%) or more of a corporation's voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who have filed a Schedule 14B with the Securities and Exchange Commission in connection with a contested election of directors. The latter provision has not been amended in response to the elimination of Schedule 14B under the revised proxy rules. Under California law, such absolute inspection rights also apply to a corporation formed under the laws of any other state if its principal executive offices are in California if it customarily holds meetings of its board in California. Delaware law also provides for inspection rights as to a list of shareholders entitled to vote at a meeting within a ten (10) day period preceding a shareholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law for certain shareholders.

    DIVIDENDS AND REPURCHASES OF SHARES. California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under Delaware law. Bancshares Delaware's Common Stock and Preferred Stock will each have a par value of $.001 per share.

    Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares, other than repurchases of its shares issued under employee stock plans contemplated by Section 408 of the California Corporations Code) unless either
(i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1.25 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1.25 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

    Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

    Since 1992, the Company has not declared or paid cash dividends on its common stock. The Company currently expects it will retain its future earnings for use in the operation and expansion of its business and does not anticipate paying any cash dividends in the forseeable future.

    SHAREHOLDER VOTING. Both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers. Delaware law does not require a shareholder vote of the surviving corporation in a merger of two Delaware corporations (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the merger, and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization or immediately after the reorganization will own equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

    Both California law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

    With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affect a specific class of shares. As a result, shareholder approval of such transactions may be easier to obtain under Delaware law for companies which have more than one class of shares outstanding.

    California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection against coercive two-tiered bids for a corporation in which the shareholders are not treated equally. See "Significant Differences Between the Corporation Laws of California and Delaware Shareholder Approval of Certain Business Combinations."

    California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing person of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders.

    This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons, or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.

    INTERESTED DIRECTOR TRANSACTIONS. Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law; (a) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of board approval, the contract or transaction must also be "just and reasonable," in California, or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his or her shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even if the disinterested directors are less than a quorum). Therefore, certain transactions that the Board of Directors of Bancshares California might not be able to approve because of the number of interested directors, could be approved by a majority of the disinterested directors of Bancshares Delaware, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company that could not be approved under California law but could be so approved under Delaware law.

    SHAREHOLDER DERIVATIVE SUITS. California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law.

California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

    APPRAISAL RIGHTS. Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation. Under Delaware law, such appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares, or
(c) to shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger because the merger agreement does not amend the existing certificate of incorporation, each share of the surviving corporation outstanding prior to the merger is an identical outstanding or treasury share after the merger, and the number of shares to be issued in the merger does not exceed 20% or the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met.

    The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Reincorporation Proposal). California law generally affords appraisal rights in sale of asset reorganizations.

    Appraisal or dissenters' rights are, therefore, not available to shareholders of Bancshares California with respect to the Reincorporation Proposal.

    DISSOLUTION. Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the shareholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Bancshares Delaware's Certificate of Incorporation contains no such supermajority voting requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of Bancshares Delaware that had previously been approved by its Board of Directors.

    POSSIBLE DISADVANTAGES OF THE REINCORPORATION PROPOSAL. Despite the unanimous belief of the Board of Directors that the Reincorporation Proposal is in the best interests of Bancshares California and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. For a comparison of shareholders' rights and the powers of management under Delaware and California law, see "Significant Differences Between the Corporation Laws of California and Delaware." In addition, there may be circumstances in which Bancshares California could recover damages from a director for actions or omissions that result in damage to the Company, in which Bancshares Delaware will not be able to recover from such director due to the broader protection afforded under Delaware Law. See "Significant Differences Between the Corporation Laws of California and Delaware--Indemnification and Limitation of Liability." In this regard it should be noted that the current directors of the Company will benefit from the elimination of director liability provision contained in Bancshares Delaware's Certificate of Incorporation as to actions or omissions by them after the Proposed Reincorporation is consummated, and accordingly have a personal interest in approval of the Reincorporation Proposal. At present, there is no material pending litigation or proceeding involving a director, officer, employee or agent for which indemnification is sought, and the Company is not aware of any material threatened litigation or proceeding that may result in a claim for indemnification. For a detailed discussion of the changes which will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of Bancshares California and Bancshares Delaware." Furthermore, the Company estimates that on a going-forward basis Bancshares Delaware will pay approximately $150,000 more in additional annual fees, which includes Delaware franchise tax fees, than Bancshares California is currently paying.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS.

    The following is a discussion of certain federal income tax considerations that may be relevant to holders of Bancshares California Common Stock who receive Bancshares Delaware Common Stock in exchange for their Bancshares California Common Stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular Bancshares California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Bancshares California Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement.

    The Proposed Reincorporation is expected to qualify as a reorganization within the meaning of Section 368(a) of the Code, with the following tax consequences:

        (a) No gain or loss should be recognized by holders of Bancshares California Common Stock upon receipt of Bancshares Delaware Common Stock pursuant to the Proposed Reincorporation;

        (b) The aggregate tax basis of the Bancshares Delaware Common Stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the Bancshares California Common Stock surrendered in exchange therefor; and

        (c) The holding period of the Bancshares Delaware Common Stock received by each shareholder of Bancshares California should include the period for which such shareholder held the Bancshares California Common Stock surrendered in exchange therefor, provided that such Bancshares California Common Stock was held by the shareholder as a capital asset at the time of Proposed Reincorporation.

    The Company has not requested a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. A successful IRS challenge to the reorganization status of the Proposed Reincorporation (in consequence of a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each share of Bancshares California Common Stock exchanged in the Proposed Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the Bancshares Delaware, Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Bancshares Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held Bancshares California Common Stock.

                                 PROPOSAL NO. 3
                   APPROVAL OF THE SILICON VALLEY BANCSHARES
                       1999 EMPLOYEE STOCK PURCHASE PLAN
         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
                       1999 EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION

    In January 1999, the Board of Directors adopted the Company's 1999 Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan authorizes the issuance of 1,000,000 shares of Common Stock. The issuance of such shares shall be pursuant to rights to purchase shares of the Company's Common Stock by authorizing a specified amount to be collected through payroll withholding over a predetermined period and applied to the purchase of shares at the end of such period (each, an "offering") which purchase rights are granted solely to eligible employees of the Company and its affiliates. The Purchase Plan is intended to be an "employee stock purchase plan" as defined in section 423 of the Internal Revenue Code (the "Code").

    The Purchase Plan was adopted by the Board to provide a means by which employees of the Company and its affiliates will be given an opportunity to purchase stock in the Company, to assist in retaining the services of its employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for the success of the Company. The Purchase Plan is similar in operation to, and is intended to replace the 1988 Employee Stock Purchase Plan previously approved by the shareholders.

VOTE REQUIRED

    At the Annual Meeting, shareholders are requested in this Proposal Three to approve the Purchase Plan. The affirmative vote of the Votes Cast on this proposal will be required to approve the Purchase Plan. For purposes of this vote, abstention and broker non-votes will not be counted for any purpose in determining whether this matter has been approved. The Board of Directors recommends a vote "FOR" approval of the Purchase Plan.

    The essential features of the Purchase Plan are outlined below.

PURPOSE

    The purpose of the Purchase Plan is to provide a means by which key employees of the Company (and any parent or subsidiary of the Company designated by the Board of Directors to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

    The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

ADMINISTRATION

    The Purchase Plan is administered by the Board of Directors, which has the final power to construe and interpret the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether any parent or subsidiary of the Company shall be eligible to participate in such plan. The Board has the power to delegate administration of such plan to a committee of not less than two Board members. The Board may abolish any such committee at any time and revest in the Board the administration of the Purchase Plan.

OFFERINGS

    The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. Generally, each such offering is of 6 months duration.

ELIGIBILITY

    Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company designated from time to time by the Board) on the first day of an offering period is eligible to participate in that offering under the Purchase Plan, provided such employee has been in the continuous employ of the Company for a period as required by the Board, not to exceed two years preceding the first day of the offering period.

    Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the Purchase Plan if, immediately after such grant, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted rights that would permit him or her to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year.

    As of the Record Date, approximately 598 of the Bank's 610 employees are eligible to participate in the Purchase Plan.

PARTICIPATION IN THE PLAN

    On each date an offering commences (the "Offering Date"), each eligible employee shall be granted the right to purchase the number of shares of Common Stock of the Company purchasable with the employee's payroll deductions. Such deductions may not exceed the percentage designated by the Board (which may not exceed 15%) of such employee's "Earnings" during the period that begins on the Offering Date and ends on a designated date not in excess of 27 months after the Offering Date. "Earnings" is defined in the Purchase Plan as an employee's regular salary or wages (including amounts salary or wages elected to be deferred by the employee, that otherwise would have been paid, under any arrangement established by the Company that is intended to comply with Section 125, Section 401(k), Section 402(e)(3), Section 402(h), or Section 403(b) of the Code, and also including any deferrals under a non-qualified deferred compensation plan or arrangement established by the Company), and also, if determined by the

Board or Committee and set forth in the terms of the Offering, may include any or all of the following: (i) overtime pay, (ii) commissions, (iii) bonuses, incentive pay, profit sharing and other remuneration paid directly to the employee, and/or (iv) other items of remuneration not specifically excluded pursuant to the Plan. Earnings shall not include the cost of employee benefits paid for by the Company or an affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an affiliate under any employee benefit plan, and similar items of compensation as determined by the Board or committee thereof. Notwithstanding the foregoing, the Board or committee thereof may modify the definition of "Earnings" with respect to one or more offerings as the Board or such committee determines appropriate. In connection with each offering, the Board may specify a maximum number of shares that may be purchased by an employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees. If an offering contains more than one purchase date, the Board may specify a maximum aggregate number of shares that may be purchased by all eligible employees on any given purchase date under the offering. If the aggregate purchase of shares upon exercise of rights granted under the offering would exceed any such maximum aggregate number or exceeds the number of shares in the Purchase Plan's share reserve, the Board will make a pro rata allocation of the shares available in as nearly a uniform manner as practicable and as the Board deems equitable.

PURCHASE PRICE

    The purchase price per share at which shares are sold in an offering under the Purchase Plan is the lower of (a) 85% of the fair market value of a share of Common Stock on the Offering Date, or (b) 85% of the fair market value of a share of Common Stock on the last day of the purchase period. The closing price of the Company's Common Stock on the Nasdaq National Market on the Record Date was $18.00 per share.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

    The purchase price of the shares is accumulated by payroll deductions over the offering period. At any time during the purchase period, a participant may withdraw from an offering and thereby terminate his or her payroll deductions by giving fifteen days written notice to the Company. Otherwise no changes in the payroll deduction amount may be made during the purchase period. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make any additional payments into such account.

PURCHASE OF STOCK

    By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under such plan. In connection with offerings made under the Purchase Plan, the Board may specify a maximum number of shares any employee may be granted the right to purchase and the maximum aggregate number of shares which may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number or exceeds the number of shares remaining in the Purchase Plan's share reserve, the Board would make a pro rata allocation of shares available in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. Any money remaining in an employee's account following the purchase of shares shall be rolled over into the next purchase period. See "Withdrawal" below.

WITHDRAWAL

    While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Written notice must be given to the Company fifteen (15) days prior to the effective date of such a withdrawal.

    Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, reduced by any accumulated deductions previously applied to the purchase of stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in such offering. An employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

    Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

RESTRICTIONS ON TRANSFER

    Rights granted under the Purchase Plan are not transferable other than by will or the laws of descent and distribution, or by a beneficiary designation as provided in the Purchase Plan, and during an employee's lifetime, may be exercised only by the employee to whom such rights are granted.

DURATION, AMENDMENT AND TERMINATION

    The Board may suspend or terminate the Purchase Plan at any time.

    The Board may also amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the shareholders within 12 months of its adoption by the Board if the amendment would (a) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan, (b) modify the designation of corporations whose employees may be offered purchase rights under the Purchase Plan, or (c) any other amendment for which shareholder approval may be required under Section 423 of the Code, Rule 16b-3 under the Exchange Act, applicable exchange listing requirements, or other governing laws or regulations.

    Rights granted before amendment or termination of the Purchase Plan will not be impaired by any amendment or termination of such plan without consent of the person to whom such rights were granted.

EFFECT OF CERTAIN CORPORATE EVENTS

    In the event of a dissolution, liquidation or specified type of merger or sale of stock or assets of the Company, the surviving or acquiring corporation either will assume the rights under the Purchase Plan or substitute similar rights, or the purchase date of any ongoing offering will be accelerated such that the outstanding rights may be exercised immediately prior to, or concurrently with, any such event.

STOCK SUBJECT TO PURCHASE PLAN

    A total of 1,000,000 shares is proposed to be reserved for issuance under the Purchase Plan. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the Common Stock not purchased under such rights again becomes available for issuance under such plan.

FEDERAL INCOME TAX INFORMATION

    Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan that qualifies under provisions of Section 423 of the Code.

    A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchase shares.

    If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (a) the 15% excess of the fair market value of the stock at the time of such disposition over the purchase price or (b) the 15% excess of the fair market value of the stock as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as capital gain or loss. Any capital gain or loss generally will be short-term or long-term depending on how long the stock has been held. Long-term capital gains currently are subject to lower tax rates than ordinary income and such treatment is available for shares of the Company's Common Stock held for more than one (1) year.

    If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the entire excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss generally will be short-term or long-term depending on how long the stock has been held.

    There are no federal income tax consequences to the Company by reason of the grant or purchase of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code and the satisfaction of a tax reporting obligation).

                                 PROPOSAL NO. 4
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF AUDITORS

    The firm of KPMG LLP has been approved by the Audit and Finance Committee and the Board of Directors of the Company to be the independent auditor of the Company for the 1999 fiscal year. KPMG LLP has audited the Company's financial statements since November 1994. The shareholders are being asked to ratify the selection of KPMG LLP. If the shareholders do not ratify such selection by the affirmative vote of a majority of the Votes Cast, the Board will reconsider its selection.

    Representatives from the firm of KPMG LLP will be present at the Annual Meeting of Shareholders and afforded the opportunity to make a statement if they desire to do so, and will be available to respond to shareholders' questions.

                             SHAREHOLDER PROPOSALS

    Shareholders are entitled to present proposals for action at a forthcoming Annual Meeting of Shareholders only if they comply with the applicable requirements of corporate law, the proxy rules and the Company's Bylaws. Any shareholder proposal intended to be presented at the 2000 Annual Meeting of Shareholders of the Company that a shareholder desires to have included in the Company's Proxy

Statement relating to such meeting must be received at the Company's principal executive office on or before November 20, 1999 in order to be considered for possible inclusion in the Company's Proxy Statement and form of proxy relating to such annual meeting.

    Under the Company's bylaws, in order for a shareholder proposal to be deemed properly presented, notice must be delivered to the Secretary of the Company, not less than 60 days nor more than 90 days prior to the Annual Meeting; provided, however, if less than 65 days' notice of the date of the Annual Meeting has been given, notice by the shareholder to be timely must be received by the Company no later than the close of business on the seventh (7th) day following the day on which such notice of the Annual Meeting was mailed. The deadline computed in accordance with the foregoing is referred to as the "Bylaw Deadline." The shareholder's notice must set forth, as to each proposed matter:
(a) a brief description of the business and reason for conducting such business at the meeting; (b) the name and address as they appear on the Company's books of the shareholder proposing such business, or the name of the beneficial holder or other party on whose behalf the proposal is made; (c) the class and number of shares of the Company owned by the shareholder or beneficial holder or other party on whose behalf the proposal is made; and (d) any material interest of the shareholder or beneficial holder or other party on whose behalf the proposal is made in such business. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

    If shareholder wishes to present a proposal at the Company's annual meeting in the year 2000 and the proposal is not intended to be included in the Company's proxy statement relating to that meeting, the shareholder must give advance notice to the Company prior to the Bylaw Deadline for such meeting determined in accordance with the Bylaws, as described above. If a shareholder gives notice of such a proposal after the Bylaw Deadline, the shareholder will not be permitted to present the proposal to the shareholders for a vote at the meeting.

    SEC rules also establish a different deadline for submission of shareholder proposals that are not intended to be included in the Company's proxy statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the year 2000 annual meeting is February 3, 2000 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a shareholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the shareholder proposal when and if the proposal is raised at the Company's year 2000 annual meeting. Because the Bylaw Deadline is not capable of being determined until the Company publicly announces the date for its next annual meeting, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at next year's annual meeting and the Company believes that its proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.

    The Company has not been notified by any shareholder of his or her intent to present a shareholder proposal from the floor at this year's Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting, including any shareholder proposals received between the date of this proxy statement and the Bylaw Deadline for this year's Annual Meeting, which is March 26, 1999.

                               1998 ANNUAL REPORT

    Enclosed is a copy of the Company's 1998 Annual Report to Shareholders, including financial statements for the year ended December 31, 1998. Also enclosed is a copy of the Company's Annual Report on Form 10-K (without exhibits) for the year ended December 31, 1998 as filed with the Securities and Exchange Commission. Shareholders who wish to obtain additional copies of the Annual Report to

Shareholders or the Annual Report on Form 10-K should address a written request to Shareholder Relations, Silicon Valley Bancshares, 3003 Tasman Drive, Santa Clara, California 95054.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, there are no other matters that Management intends to present or has reason to believe others will present at the Annual Meeting. If other matters properly come before the Annual Meeting, those who act as Proxy Holders will vote in accordance with their best judgment.

                                          THE BOARD OF DIRECTORS

                                          /s/ A. Catherine Ngo

                                          A. Catherine Ngo
                                          CORPORATE SECRETARY

Santa Clara, California
March 19, 1999

                                   EXHIBIT A
                          PLAN AND AGREEMENT OF MERGER

    THIS PLAN AND AGREEMENT OF MERGER is dated as of _________, 1999 between SILICON VALLEY BANCSHARES, INC., a Delaware corporation ("Bancshares Delaware" or the "Surviving Corporation") and SILICON VALLEY BANCSHARES, a California corporation ("Bancshares California"). (Bancshares Delaware and Bancshares California are sometimes referred to herein as the "Constituent Corporations.")

                              W I T N E S S E T H:

    WHEREAS, Bancshares Delaware is a corporation duly organized and existing under the laws of the State of Delaware, having been incorporated on _________, 1999, by a Certificate of Incorporation filed with the Secretary of State and recorded in the Office of the Recorder of Deeds of the County of New Castle, Delaware, on that date; the registered office of Bancshares Delaware in the State of Delaware is located at 1013 Centre Road, in the city of Wilmington, County of New Castle, and the name of its registered agent at such office is Corporate Service Company.

    WHEREAS, Bancshares California is a corporation duly organized and existing under the laws of the State of California, having been incorporated on April 23, 1982, by Articles of Incorporation filed with the Secretary of State of California on that date; the principal business office of Bancshares California in the State of California is located at 3003 Tasman Drive, Santa Clara, California 95054.

    WHEREAS, Bancshares Delaware has an authorized capitalization consisting of 60,000,000 shares of Common Stock, par value $.001 per share ("Bancshares Delaware Common Stock"), of which 1,000 shares are issued and outstanding as of the date hereof and owned of record by Bancshares California, and 20,000,000 shares of Preferred Stock, $.001 par value per share, none of which are issued and outstanding as of the date hereof.

    WHEREAS, Bancshares California has an authorized capitalization consisting of 60,000,000 shares of Common Stock, no par value ("Bancshares California Common Stock"), of which ________ shares are issued and are outstanding as of the date hereof, and 20,000,000 shares of Preferred Stock, no par value, none of which are issued and outstanding as of the date hereof.

    WHEREAS, the Boards of Directors of Bancshares Delaware and Bancshares California deem it desirable, upon the terms and subject to the conditions herein stated, that Bancshares California be merged with and into Bancshares Delaware and that Bancshares Delaware be the Surviving Corporation, that each share of Bancshares California Common Stock outstanding on the date hereof be converted into the right to receive one share of Bancshares Delaware Common Stock.

    NOW, THEREFORE, it is agreed as follows:

                               A G R E E M E N T

    1. MERGER. At the Effective Time of the Merger (as hereinafter defined), Bancshares California shall be merged with and into Bancshares Delaware with Bancshares Delaware as the Surviving Corporation and the separate corporate existence of Bancshares California shall cease.

    2. CONVERSION OF SHARES. At the Effective Time of the Merger, by virtue of the merger and without any action on the part of the holder thereof,

        (a) Each then outstanding share of Bancshares California Common Stock shall, be converted into the right to receive one (1) share of Bancshares Delaware Common Stock, $.001 par value per share.

        (b) The 1,000 outstanding shares of Bancshares Delaware Common Stock owned by Bancshares California shall be canceled and retired and shall resume the statues of authorized and unissued shares of Bancshares Delaware.

    3. EFFECTIVE TIME. The merger shall become effective at the time and date specified in the Certificate of Merger filed with the Secretary of State of the State of Delaware, herein sometimes referred to as the "Effective Time of the Merger."

    4. GOVERNING DOCUMENTS. The Certificate of Incorporation of Bancshares Delaware in effect at the Effective Time of the Merger shall be the Certificate of Incorporation of the Surviving Corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law. The Bylaws of Bancshares Delaware in effect at the Effective Time of the Merger shall be the Bylaws of the Surviving Corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.

    5. DIRECTORS AND OFFICERS. The directors and officers of Bancshares California at the Effective Time of the Merger shall be the directors and officers of the Surviving Corporation, to serve until such time as their successors are elected or appointed in accordance with the Bylaws.

    6. STOCK CERTIFICATES. At and after the Effective Time of the Merger, all of the outstanding certificates which immediately prior to the Effective Time of the Merger evidenced shares of Bancshares California Common Stock shall be deemed for all purposes to evidence ownership of, and to represent, shares of Bancshares Delaware Common Stock into which the Bancshares California Common Stock formerly evidenced by such certificates have been converted as provided herein. The registered owner on the books and records of Bancshares California or its transfer agents of each outstanding certificate evidence shares of Bancshares California Common Stock shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Bancshares Delaware or its transfer agents, have and be entitled to exercise any and all voting and other rights with respect to, and to receive any and all dividends and other distributions upon, the shares of Bancshares Delaware Common Stock of which such person is the owner.

    7. RIGHTS AND DUTIES OF SURVIVING CORPORATION. At and after the Effective Time of the Merger, all rights, privileges, powers and franchises and all property and assets of every kind and description of Bancshares California shall be vested in and be held and enjoyed by Bancshares Delaware, without further act or deed, and all the estates and interests of every kind of Bancshares California, including all debts due to it, shall be as effectively the property of Bancshares Delaware as they were of Bancshares California, and the title to any real estate vested by deed or otherwise in Bancshares California shall not revert or be in any way impaired by reason of the Merger; and all rights of creditors and liens upon any property of Bancshares California shall be preserved unimpaired and all debts, liabilities and duties of Bancshares California shall be debts, liabilities and duties of Bancshares Delaware and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

    At and after the Effective Time of the Merger, each option or other right to acquire shares of Bancshares California Common Stock granted under (a) any employee option or benefit plan of Bancshares California or (b) any other employee option or benefit plan of any subsidiary of Bancshares California for which Bancshares California has agreed to provide shares of Bancshares California Common Stock (the "Plans"), which is outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option or right to acquire (and Bancshares Delaware hereby assumes the obligation to deliver) the same number of shares of Bancshares Delaware Common Stock at the same price per share, and upon the same terms and subject to the same conditions, as set forth in each of such plans as in effect at the Effective Time of the Merger. The same number of shares of Bancshares Delaware Common Stock shall be reserved for purposes of such plans as is equal to the number of shares of Bancshares California Common Stock reserved as of the Effective Time of the Merger. Bancshares Delaware hereby assumes, as of the Effective Time of the Merger, (x) the Plans and all obligations under the Plans, including the outstanding options or awards or portions thereof granted pursuant to the Plans and (y) all obligations of Bancshares California under all other benefit plans as of the Effective Time of the Merger with respect to which employee rights or accrued benefits are outstanding at the Effective Time of the Merger.

    8. STOCKHOLDER APPROVALS. This Agreement shall be submitted to the stockholders entitled to vote thereon of each of the Constituent Corporations as provided by the applicable laws of the States of Delaware and California. If this Agreement is duly adopted by the requisite votes of such stockholders and is not terminated as contemplated by Section 10, a certificate of merger in substantially the form attached hereto as Exhibit "A" ("Certificate of Merger"), executed in accordance with the laws of the State of Delaware, shall be filed with the Secretary of State of the State of Delaware.

    9. AMENDMENT. At any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, this Agreement may be amended by the Boards of Directors of the Constituent Corporations to the extent permitted by Delaware law notwithstanding favorable action on the merger by the stockholders of either or both of the Constituent Corporations.

    10. TERMINATION. At any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, this Agreement may be terminated and abandoned by the Board of Directors of either of the Constituent Corporations, notwithstanding favorable action on the merger by the stockholders of either or both of the Constituent Corporations.

    IN WITNESS WHEREOF, the parties have each caused this Agreement to be executed by its Chairman of the Board of Directors or its President or any duly authorized officer and attested to by its Secretary or an Assistant Secretary, all as of the date first above written.

ATTEST:                                       SILICON VALLEY BANCSHARES, INC.
                                              a Delaware Corporation

                                              By: ---------------------------------------

Its: ---------------------------------------  Its: ---------------------------------------

ATTEST:                                       SILICON VALLEY BANCSHARES,
                                              a California Corporation

                                              By: ---------------------------------------

Its: ---------------------------------------  Its: ---------------------------------------

                          CERTIFICATE OF THE SECRETARY
                                       OF
                        SILICON VALLEY BANCSHARES, INC.
                             A DELAWARE CORPORATION

    I, ________________________, the Secretary of SILICON VALLEY BANCSHARES, INC., a Delaware Corporation (the "Corporation"), hereby certify that the Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of the Corporation by its authorized officer and attested to by its Secretary, was duly approved and adopted by Silicon Valley Bancshares, a California corporation and the sole stockholder of the Corporation by a majority of the outstanding stock of the Corporation entitled to vote thereon.

DATED: _________, 1999

                                          --------------------------------------

                                                        SECRETARY

                          CERTIFICATE OF THE SECRETARY
                                       OF
                           SILICON VALLEY BANCSHARES,
                            A CALIFORNIA CORPORATION

    I, ________________________, the Secretary of SILICON VALLEY BANCSHARES, a California Corporation (the "Corporation"), hereby certify that the Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of the Corporation by its authorized officer and attested to by its Secretary, was duly approved and adopted by the stockholders of the Corporation the holders of a majority of the outstanding stock of the Corporation entitled to vote thereon.

DATED: _________, 1999

                                          --------------------------------------

                                                        SECRETARY

                                  EXHIBIT "A"
                             CERTIFICATE OF MERGER

    The undersigned corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

    DOES HEREBY CERTIFY:

    FIRST: That the name and state of incorporation of each of the Constituent Corporations of the merger is as follows:

                                                                                STATE OF
NAME                                                                         INCORPORATION
------------------------------------------------------------------------  --------------------
SILICON VALLEY BANCSHARES, INC..........................................          Delaware
SILICON VALLEY BANCSHARES...............................................        California

    SECOND: That a Plan and Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the Constituent Corporations in accordance with the requirements of Section 252 of the General Corporation Law of the State of Delaware.

    THIRD: That the name of the Surviving Corporation of the merger is SILICON VALLEY BANCSHARES.

    FOURTH: That the Certificate of Incorporation of SILICON VALLEY BANCSHARES, INC., a Delaware corporation, the Surviving Corporation, shall be the Certificate of Incorporation of the merged corporation.

    FIFTH: That the executed Plan and Agreement of Merger is on file at the principal place of business of the Surviving Corporation. The address of the principal place of business of the Surviving Corporation is 3003 Tasman Drive, Santa Clara, California 95054.

    SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the Surviving Corporation, on request and without cost to any stockholder of any Constituent Corporation.

    SEVENTH: That Silicon Valley Bancshares, a California corporation, has an authorized capitalization consisting of 60,000,000 shares of Common Stock, no par value, of which ________ shares are issued and are outstanding as of the date hereof, and 20,000,000 shares of Preferred Stock, no par value, none of which are issued and outstanding as of the date hereof.

                                          SILICON VALLEY BANCSHARES, INC.
                                          A Delaware Corporation
                                          By: __________________________________
                                          Its: _________________________________

ATTEST:
BY: __________________________________
                SECRETARY

                                   EXHIBIT B
                        CERTIFICATE OF INCORPORATION OF
                        SILICON VALLEY BANCSHARES, INC.
                             A DELAWARE CORPORATION

    FIRST: The name of this corporation is SILICON VALLEY BANCSHARES, INC. (the "Corporation").

    SECOND: The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle, 19805. The name and address of the Corporation's registered agent in the State of Delaware is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805.

    THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of Delaware.

    FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 80,000,000, consisting of 60,000,000 shares of Common Stock, $.001 par value per share ("Common Stock"), and 20,000,000 shares of Preferred Stock, $.001 par value per share. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter the voting rights, designations, powers, preferences and relative and other special rights, and the qualifications, limitations and restrictions of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series, or any of them, and to increase or decrease the number of shares of any such series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of that series.

    FIFTH: The name and mailing address of the incorporator are as follows:

Eileen Lyon
                             11355 West Olympic Boulevard
                             Los Angeles, California 90064

    SIXTH: The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. The exact number of directors of the Corporation shall be fixed by or in the manner provided in the bylaws of the Corporation (the "Bylaws"). Subject to the requirements of the next sentence, every shareholder entitled to vote at any election for directors shall have the right to cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which such shareholder's shares are entitled, or to distribute his or her votes on the same principal among as many candidates as the shareholder shall think fit. No shareholder shall be entitled to cumulate votes unless the name of the candidate or candidates for whom the votes would be cast has been placed in nomination prior to the voting and at least one shareholder has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate his or her votes. The candidates receiving the highest number of affirmative votes of shares entitled to be voted for them, up to the number of directors to be elected, shall be elected. Votes against the directors and votes withheld shall have no legal effect.

    SEVENTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

        (a) to adopt, repeal, rescind, alter or amend in any respect the Bylaws, and to confer in the Bylaws powers and authorities upon the directors of the Corporation in addition to the powers and authorities expressly, conferred upon them by statute;

        (b) from time to time to set apart out of any funds or assets of the Corporation available for dividends an amount or amounts to be reserved as working capital or for any other lawful purpose and to abolish any reserve so created and to determine whether any, and, if any, what part, of the surplus of the Corporation or its net profits applicable to dividends shall be declared in dividends and paid to its shareholders, and all rights of the holders of stock of the Corporation in respect of dividends shall be subject to the power of the Board of Directors so to do;

        (c) subject to the laws of the State of Delaware, from time to time to sell, lease or otherwise dispose of any part or parts of the properties of the Corporation and to cease to conduct the business connected therewith or again to resume the same, as it may deem best; and

        (d) in addition to the powers and authorities hereinbefore and by the laws of the State of Delaware conferred upon the Board of Directors, to execute all such powers and to do all acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the express provisions of said laws of the Certificate of Incorporation of the Corporation and its Bylaws.

    EIGHTH: Any action required or permitted to be taken by the shareholders of the Corporation may be effected at a duly called annual or special meeting of shareholders of the Corporation or by any consent in writing by such shareholders.

    NINTH: Each director shall serve until his or her successor is elected and qualified or until his or her death, resignation or removal, and no decrease in the authorized number of directors shall shorten the term of any incumbent director.

    TENTH: Meetings of shareholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

    ELEVENTH: A director of the Corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. No amendment to or repeal of this Article Tenth shall apply to or have an effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

    TWELFTH: The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by applicable law, and all rights conferred on shareholders herein are granted subject to this reservation.

    I, THE UNDERSIGNED, for purposes of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this ___ day of _________, 1999.
                                          ______________________________________
                                          Eileen Lyon, Incorporator

                                   EXHIBIT C
                                     BYLAWS
                                       OF
                        SILICON VALLEY BANCSHARES, INC.

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                            ---------
ARTICLE I OFFICES.........................................................................................        C-1
  Section 1.     Registered Office........................................................................        C-1
  Section 2.     Principle Executive Office...............................................................        C-1
  Section 3.     Other Offices............................................................................        C-1

ARTICLE II MEETINGS OF SHAREHOLDERS.......................................................................        C-1
  Section 1.     Place of Meetings........................................................................        C-1
  Section 2.     Annual Meetings..........................................................................        C-1
  Section 3.     Special Meetings.........................................................................        C-1
  Section 4.     Nominations and Proposals................................................................        C-1
  Section 5.     Quorum...................................................................................        C-2
  Section 6.     Voting...................................................................................        C-2
  Section 7.     List of Shareholders Entitled to Vote....................................................        C-2
  Section 8.     Stock Ledger.............................................................................        C-3
  Section 9.     Shareholder Action.......................................................................        C-3

ARTICLE III DIRECTORS.....................................................................................        C-3
  Section 1.     Number and Election of Directors.........................................................        C-3
  Section 2.     Vacancies................................................................................        C-3
  Section 3.     Duties and Powers........................................................................        C-3
  Section 4.     Meetings.................................................................................        C-3
  Section 5.     Quorum...................................................................................        C-3
  Section 6.     Actions of Board.........................................................................        C-3
  Section 7.     Meetings by Means of Conference Telephone................................................        C-4
  Section 8.     Committees...............................................................................        C-4
  Section 9.     Compensation.............................................................................        C-4
  Section 10.    Interested Directors.....................................................................        C-4

ARTICLE IV OFFICERS.......................................................................................        C-5
  Section 1.     General..................................................................................        C-5
  Section 2.     Election.................................................................................        C-5
  Section 3.     Voting Securities Owned by the Corporation...............................................        C-5
  Section 4.     Chairman of the Board of Directors.......................................................        C-5
  Section 5.     President................................................................................        C-5
  Section 6.     Vice Presidents..........................................................................        C-6
  Section 7.     Secretary................................................................................        C-6
  Section 8.     Treasurer................................................................................        C-6
  Section 9.     Assistant Secretaries....................................................................        C-6
  Section 10.    Assistant Treasurers.....................................................................        C-6
  Section 11.    Other Officers...........................................................................        C-7

ARTICLE V STOCK...........................................................................................        C-7
  Section 1.     Form of Certificates.....................................................................        C-7
  Section 2.     Signatures...............................................................................        C-7
  Section 3.     Lost Certificates........................................................................        C-7
  Section 4.     Transfers................................................................................        C-7
  Section 5.     Record Date..............................................................................        C-7
  Section 6.     Beneficial Owners........................................................................        C-8

                                                                                                              PAGE
                                                                                                            ---------
ARTICLE VI NOTICES........................................................................................        C-8
  Section 1.     Notices..................................................................................        C-8
  Section 2.     Waivers of Notice........................................................................        C-8

ARTICLE VII GENERAL PROVISIONS............................................................................        C-8
  Section 1.     Dividends................................................................................        C-8
  Section 2.     Disbursements............................................................................        C-8
  Section 3.     Fiscal Year..............................................................................        C-8
  Section 4.     Corporate Seal...........................................................................        C-8

ARTICLE VIII INDEMNIFICATION..............................................................................        C-8
  Section 1.     Power to Indemnify in Actions, Suits or Proceedings other than Those by or in the Right
                 of the Corporation.......................................................................        C-8
  Section 2.     Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the
                 Corporation..............................................................................        C-9
  Section 3.     Authorization of Indemnification.........................................................        C-9
  Section 4.     Good Faith Defined.......................................................................        C-9
  Section 5.     Indemnification by a Court...............................................................       C-10
  Section 6.     Expenses Payable in Advance..............................................................       C-10
  Section 7.     Nonexclusivity of Indemnification and Advancement of Expenses............................       C-10
  Section 8.     Insurance................................................................................       C-10
  Section 9.     Certain Definitions......................................................................       C-10
  Section 10.    Survival of Indemnification and Advancement of Expenses..................................       C-11

ARTICLE IX AMENDMENTS.....................................................................................       C-11
  Section 1...............................................................................................       C-11
  Section 2.     Entire Board of Directors................................................................       C-11

                                     BYLAWS
                                       OF
                        SILICON VALLEY BANCSHARES, INC.
                             A DELAWARE CORPORATION
                                   ARTICLE I
                                    OFFICES

    SECTION 1. REGISTERED OFFICE. The registered office of Silicon Valley Bancshares, Inc. (the "Corporation") in the State of Delaware shall be at 1013 Centre Road, in the City of Wilmington, County of New Castle, 19805. The name of the Corporation's registered agent at that address is Corporation Service Company.

    SECTION 2. PRINCIPLE EXECUTIVE OFFICE. The principle executive office of the Corporation shall be located at such place within or outside of the State of Delaware as the Board of Directors of the Corporation ("Board of Directors") from time to time shall designate.

    SECTION 3. OTHER OFFICES. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine.

                                   ARTICLE II
                            MEETINGS OF SHAREHOLDERS

    SECTION 1. PLACE OF MEETINGS. Meetings of the shareholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

    SECTION 2. ANNUAL MEETINGS. The Annual Meeting of shareholders shall be held each year on a date and at a time designated by the Board. The date so designated shall be within fifteen months after the last Annual Meeting. Written notice of the Annual Meeting stating the place, date and hour of the meeting shall be given to each shareholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

    SECTION 3. SPECIAL MEETINGS. Unless otherwise prescribed by law or by the Certificate of Incorporation, Special Meetings of Shareholders, for any purpose or purposes, may be called by a majority of the Board of Directors, the Chairman of the Board, the President, or holders of shares entitled to cast not less than ten percent (10%) of the votes at the meeting. Written notice of a Special Meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten nor more than sixty days before the date of the meeting to each shareholder entitled to vote at such meeting.

    SECTION 4. NOMINATIONS AND PROPOSALS. Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the shareholders may be made at any meeting of shareholders only
(a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any shareholder of the Corporation who was a shareholder of record at the time of giving of notice provided for in these bylaws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 4.

    For nominations or other business to be properly brought before a shareholders meeting by a shareholder pursuant to clause (c) of the preceding sentence, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for shareholder action. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the

60th day nor earlier than the close of business on the 90th day prior to the meeting; provided, however, that in the event that less than 65 days notice of the meeting is given to shareholders, notice by the shareholder to be timely must be so delivered not later than the close of business on the seventh (7th) day following the day on which the notice of meeting was mailed. In no event shall the public announcement of an adjournment of a shareholders meeting commence a new time period for the giving of a shareholder's notice as described above. Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (or any successor thereto) and Rule 14a-11 thereunder (or any successor thereto) (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owner, and
(ii) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner. Notwithstanding any provision herein to the contrary, no business shall be conducted at a shareholders meeting except in accordance with the procedures set forth in this Section 4.

    SECTION 5. QUORUM. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder entitled to vote at the meeting.

    SECTION 6. VOTING. Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, any question brought before any meeting of shareholders shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote thereat. Each shareholder represented at a meeting of shareholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such shareholder. Such votes may be cast in person or by proxy but no proxy shall be voted on or after three years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of shareholders, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

    SECTION 7. LIST OF SHAREHOLDERS ENTITLED TO VOTE. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder of the Corporation who is present.

    SECTION 8. STOCK LEDGER. The stock ledger of the Corporation shall be the only evidence as to who are the shareholders entitled to examine the stock ledger, the list required by Section 7 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of shareholders.

    SECTION 9. SHAREHOLDER ACTION. Any action required or permitted to be taken by the shareholders of the Corporation may be authorized or taken by the written consent of the holders of outstanding shares of stock having not less than the minimum voting power that would be necessary to authorize or take such action at a meeting or stockholders at which all shares entitled to vote thereon were present and voted, provided all other requirements of applicable law and the Certificate of Incorporation have been satisfied.

                                  ARTICLE III
                                   DIRECTORS

    SECTION 1. NUMBER AND ELECTION OF DIRECTORS. The Board of Directors shall consist of not less than eight (8) nor more than fifteen (15) members, the exact number of which shall initially be eight (8) and thereafter fixed from time to time by the Board of Directors. Subject to the Certificate of Incorporation, and except as provided in Section 2 of this Article, directors shall be elected by a plurality of the votes cast at Annual Meetings of Shareholders, and each director so elected shall hold office until the next Annual Meeting and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal. Any director may resign at any time upon notice to the Corporation. Directors need not be shareholders.

    SECTION 2.  VACANCIES.  Subject to the Certificate of Incorporation and
Section 1 of this Article III, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified, or until their earlier resignation or removal.

    SECTION 3. DUTIES AND POWERS. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the shareholders.

    SECTION 4. MEETINGS. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman, if there be one, the President, or any one director. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone, facsimile or telegram on twenty-four (24) hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

    SECTION 5. QUORUM. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

    SECTION 6. ACTIONS OF BOARD. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

    SECTION 7. MEETINGS BY MEANS OF CONFERENCE TELEPHONE. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 7 shall constitute presence in person at such meeting.

    SECTION 8. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent allowed by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Each committee shall keep regular minutes and report to the Board of Directors when required.

    SECTION 9. COMPENSATION. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

    SECTION 10. INTERESTED DIRECTORS. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose if (i) the material facts as to his or her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or her or their relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the shareholders. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                   ARTICLE IV
                                    OFFICERS

    SECTION 1. GENERAL. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer. The Board of Directors, in its discretion, may also choose a Chairman of the Board of Directors (who must be a director) and one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation need not be shareholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.

    SECTION 2. ELECTION. The Board of Directors at its first meeting held after each Annual Meeting of Shareholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors or by such persons as the Board of Directors delegates.

    SECTION 3. VOTING SECURITIES OWNED BY THE CORPORATION. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President or any Vice President and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

    SECTION 4. CHAIRMAN OF THE BOARD OF DIRECTORS. The Chairman of the Board of Directors, if there be one, shall preside at all meetings of the shareholders and of the Board of Directors. Except where by law the signature of the President is required, the Chairman of the Board of Directors shall possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board of Directors. During the absence or disability of the President, the Chairman of the Board of Directors shall exercise all the powers and discharge all the duties of the President. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these Bylaws or by the Board of Directors.

    SECTION 5. PRESIDENT. The President shall, subject to the control of the Board of Directors and, if there be one, the Chairman of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these Bylaws, the Board of Directors or the President. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the shareholders and the Board of Directors. The President shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors.

    SECTION 6. VICE PRESIDENTS. At the request of the President or in his or her absence or in the event of his or her inability or refusal to act (and if there be no Chairman of the Board of Directors), the Vice President or the Vice Presidents if there is more than one (in the order designated by the Board of Directors) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Chairman of the Board of Directors and no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

    SECTION 7. SECRETARY. The Secretary shall attend all meetings of the Board of Directors and all meetings of shareholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. If the Secretary shall be unable or shall refuse to attend and record the proceedings of all meetings of the shareholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the shareholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

    SECTION 8. TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. if required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

    SECTION 9. ASSISTANT SECRETARIES. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his or her disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

    SECTION 10. ASSISTANT TREASURERS. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his or her disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

    SECTION 11. OTHER OFFICERS. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

                                   ARTICLE V
                                     STOCK

    SECTION 1. FORM OF CERTIFICATES. Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation
(i) by the Chairman of the Board of Directors, the President or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation.

    SECTION 2. SIGNATURES. Where a certificate is countersigned by (i) a transfer agent other than the Corporation or its employee, or (ii) a registrar other than the Corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

    SECTION 3. LOST CERTIFICATES. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

    SECTION 4. TRANSFERS. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his or her attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

    SECTION 5. RECORD DATE. In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

    SECTION 6. BENEFICIAL OWNERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                   ARTICLE VI
                                    NOTICES

    SECTION 1. NOTICES. Whenever written notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or shareholder, such notice may be given by mail, addressed to such director, member of a committee or shareholder, at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, telex or cable.

    SECTION 2. WAIVERS OF NOTICE. Whenever any notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or shareholder, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                  ARTICLE VII
                               GENERAL PROVISIONS

    SECTION 1. DIVIDENDS. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

    SECTION 2. DISBURSEMENTS. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

    SECTION 3. FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

    SECTION 4. CORPORATE SEAL. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the word "Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                  ARTICLE VIII
                                INDEMNIFICATION

    SECTION 1. POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS OTHER THAN THOSE BY OR IN THE RIGHT OF THE CORPORATION. Subject to Section 3 of this
Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

    SECTION 2. POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION. Subject to Section 3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

    SECTION 3. AUTHORIZATION OF INDEMNIFICATION. Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in
Section 1 or Section 2 of this Article VIII, as the case may be. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the shareholders. To the extent, however, that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case.

    SECTION 4.  GOOD FAITH DEFINED.  For purposes of any determination under
Section 3 of this Article VIII, a person shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his or her conduct was unlawful, if his action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to him by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term if another enterprise" as used in this Section 4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Sections 1 or 2 of this Article VIII, as the case may be.

    SECTION 5. INDEMNIFICATION BY A COURT. Notwithstanding any contrary determination in the specific case under Section 3 of this Article VIII, and notwithstanding the absence of any determination thereunder, any director, officer, employee or agent may apply to any court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Sections 1 and 2 of this Article VIII. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standards of conduct set forth in Sections 1 or 2 of this
Article VIII, as the case may be. Neither a contrary determination in the specific case under Section 3 of this Article VIII nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director, officer, employee or agent seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director, officer, employee or agent seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

    SECTION 6. EXPENSES PAYABLE IN ADVANCE. Expenses incurred in defending or investigating a threatened or pending action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VIII.

    SECTION 7.  NONEXCLUSIVITY OF INDEMNIFICATION AND ADVANCEMENT OF
EXPENSES. The indemnification and advancement of expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-Law, agreement, contract, vote of shareholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 1 and 2 of this Article VIII shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Sections 1 or 2 of this Article VIII but whom the Corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware, or otherwise.

    SECTION 8. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power or the obligation to indemnify him against such liability under the provisions of this Article VIII.

    SECTION 9. CERTAIN DEFINITIONS. For purposes of this Article VIII, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was a director or officer of the Corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VIII.

    SECTION 10. SURVIVAL OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES. The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                   ARTICLE IX
                                   AMENDMENTS

    SECTION 1.1 These Bylaws may be altered, amended or repealed, in whole or in part, or new Bylaws may be adopted by the shareholders or by the Board of Directors; provided, however, that notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such meeting of shareholders or Board of Directors, as the case may be. All such amendments must be approved by either the holders of a majority of the outstanding capital stock entitled to vote thereon or by a majority of the entire Board of Directors then in office.

    SECTION 2. ENTIRE BOARD OF DIRECTORS. As used in this Article IX and in these Bylaws generally, the term "entire Board of Directors" means the total number of directors which the Corporation would have if there were no vacancies.

                             SILICON VALLEY BANCSHARES

                         1999 EMPLOYEE STOCK PURCHASE PLAN

                ADOPTED BY THE BOARD OF DIRECTORS ON _________, 1999
                  APPROVED BY THE STOCKHOLDERS ON __________, 1999
                          EFFECTIVE DATE ___________, 1999


1.   PURPOSE.

     (a) The purpose of this 1999 Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of Silicon Valley Bancshares, a California corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company. This 1999 Employee Stock Purchase Plan is intended to replace the Silicon Valley Bancshares 1988 Employee Stock Purchase Plan.

     (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

     (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.   ADMINISTRATION.

     (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

          (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

          (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iv)   To amend the Plan as provided in paragraph 13.

          (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

     (c) The Board may delegate administration of the Plan to a Committee composed of one (1) or more members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

     (d) Any interpretation of the Plan by the Board of any decision made by it under the Plan shall be final and binding on all persons.

3.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate one million (1,000,000) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.   GRANT OF RIGHTS; OFFERING.

     (a) The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

     (b) If an employee has more than one (1) right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder, a right with a lower exercise price (or an earlier-granted right if two (2) rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right if two (2) rights have identical exercise prices) will be exercised.

5.   ELIGIBILITY.

     (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

     (b) The Board or the Committee may provide that each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

          (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

          (ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

          (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

     (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of
Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

     (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

     (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan; provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.   RIGHTS; PURCHASE PRICE.

     (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee's Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one (1) or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

     (b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one (1) Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

     (c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

          (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

          (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.   PARTICIPATION; WITHDRAWAL; TERMINATION.

     (a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering an enrollment agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering. "Earnings" is defined as an employee's regular salary or wages (including amounts thereof elected to be deferred by the employee, that would otherwise have been paid, under any arrangement established by the Company that is intended to comply with Section 125, Section 401(k), Section 402(e)(3),
Section 402(h) or section 403(b) of the Code, and also including any deferrals under a non-qualified deferred compensation plan or arrangement established by the Company), and also, if determined by the Board or the Committee and set forth in the terms of the Offering, may include any or all of the following: (i) overtime pay, (ii) commissions, (iii) bonuses, incentive pay, profit sharing and other remuneration paid directly to the employee, and/or (iv) other items of remuneration not specifically excluded pursuant to the Plan. Earnings shall not include the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation, as determined by the Board or the Committee. Notwithstanding the foregoing, the Board or Committee may modify the definition of "Earnings" with respect to one or more Offerings as the Board or Committee determines appropriate. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

     (b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides.
Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new enrollment agreement in order to participate in subsequent Offerings under the Plan.

     (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

     (d) Rights granted under the Plan shall not be transferable by a participant other than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14, and during a participant's lifetime, shall be exercisable only by such participant.

8.   EXERCISE.

     (a) On each Purchase Date specified therefor in the relevant Offering, each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase one or more whole shares of Common Stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

     (b) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.   COVENANTS OF THE COMPANY.

     (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such rights.

     (b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.  USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.  RIGHTS AS A STOCKHOLDER.

     A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company (or its transfer agent).

12.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

     (b)  In the event of:  (1) a dissolution or liquidation of the Company;
(2) a sale of all or substantially all of the assets of the Company; (3) a merger or consolidation in which the Company is not the surviving corporation;
(4) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; (5) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange

Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors; or (6) the individuals who, as of the date of the adoption of this Plan, are members of the Board (the "Incumbent Board"; (if the election, or nomination for election by the Company's stockholders, of a new director was approved by a vote of at least fifty percent (50%) of the members of the Board then comprising the Incumbent Board, such new director shall upon his or her election be considered a member of the Incumbent Board) cease for any reason to constitute at least fifty percent (50%) of the Board; then the Board in its sole discretion may take any action or arrange for the taking of any action among the following: (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) all participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to or within a reasonable period of time following the transaction described above and the participants' rights under the ongoing Offering terminated.

13.  AMENDMENT OF THE PLAN OR OFFERINGS.

     (a) The Board at any time, and from time to time, may amend the Plan or the terms of one or more Offerings. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i) Increase the number of shares reserved for rights under the Plan;

          (ii) Modify the provisions as to eligibility for participation in the Plan or an Offering (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, or any comparable successor rule ("Rule 16b-3"); or

          (iii) Modify the Plan or an Offering in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan or an Offering in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under an Offering into compliance therewith.

     (b) The Board may, in its sole discretion, submit any amendment to the Plan or an Offering for stockholder approval.

     (c) Rights and obligations under any rights granted before amendment of the Plan or Offering shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under an Offering comply with the requirements of
Section 423 of the Code.

14.  DESIGNATION OF BENEFICIARY.

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if applicable, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash.
In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

     (b) Such designation of beneficiary may be changed by the participant at any time by written notice in the form prescribed by the Company. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living (or if an entity, is otherwise in existence) at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one (1) or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may determine.

15.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board in its discretion, may suspend or terminate the Plan at any time. The Plan shall automatically terminate if all the shares subject to the Plan pursuant to subparagraph 3(a) are issued. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under an Offering comply with the requirements of Section 423 of the Code.

16.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective on the same day on which the Company's shareholders approve the Plan pursuant to vote of the shareholders held at the duly noticed Annual Shareholders Meeting in 1999.

17.  CHOICE OF LAW.

     All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of California, without regard to such state's conflict of laws rules.

                                                     SILICON VALLEY BANCSHARES

                                                  ANNUAL MEETING OF SHAREHOLDERS

                                                     THURSDAY, APRIL 15, 1999
                                                             4:00 P.M.

                                                   SANTA CLARA CONVENTION CENTER
                                                      GREAT AMERICAN BALLROOM
                                                     5001 GREAT AMERICA PARKWAY
                                                       SANTA CLARA, CA 95054




     SILICON VALLEY BANCSHARES
     3003 TASMAN DRIVE, SANTA CLARA, CA 95054                              PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS ON THURSDAY, APRIL 15, 1999.

The undersigned appoints JOHN C. DEAN and A. CATHERINE NGO, or either of them, with full power of substitution for himself or herself, as the Proxy Holder of the undersigned to vote and otherwise represent all of the shares registered in the name of the undersigned at the Annual Meeting of Shareholders of Silicon Valley Bancshares to be held on Thursday, April 15, 1999, at 4:00 p.m. at the Santa Clara Convention Center, Great America Ballroom, 5001 Great America Parkway, Santa Clara, California 95054 and any postponements or adjournments thereof, with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NOMINEES AND PROPOSALS, AND WITH RESPECT TO SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF, AS THE SAID PROXY HOLDERS DEEM ADVISABLE.

                      SEE REVERSE FOR VOTING INSTRUCTIONS

                                                                  -------------
                                                                  COMPANY #
                                                                  CONTROL #
                                                                  -------------


THERE ARE TWO ALTERNATIVE WAYS TO VOTE YOUR PROXY

YOU MAY VOTE EITHER BY TELEPHONE OR BY MAIL.

TO VOTE BY TELEPHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

-  USE ANY TOUCH-TONE TELEPHONE TO VOTE YOUR PROXY 24 HOURS A DAY, 7 DAYS A
   WEEK.
- YOU WILL BE PROMPTED TO ENTER YOUR 3-DIGIT COMPANY NUMBER AND YOUR 7-DIGIT CONTROL NUMBER WHICH APPEAR IN THE BOX IN THE UPPER RIGHT HAND CORNER.
-  FOLLOW THE SIMPLE INSTRUCTIONS PROVIDED.

-OR-

TO VOTE BY MAIL
IF YOU DO NOT VOTE BY TELEPHONE, MARK, SIGN AND DATE YOUR PROXY CARD AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED (SILICON VALLEY BANCSHARES, C/O SHAREOWNER SERVICES, P.O. BOX 64873, ST. PAUL, MN 55164-0873).

         IF YOU VOTE BY TELEPHONE, PLEASE DO NOT MAIL YOUR PROXY CARD

[LOGO]   SILICON VALLEY BANCSHARES    3003 Tasman Drive    Santa Clara, CA 95054



                           V   PLEASE DETACH HERE   V

To elect directors to serve for the ensuing year and until their successors are elected. If you wish to withhold authority to vote for any individual nominee, write the number(s) of the nominee(s) in the box provided.

1.  To elect directors to serve for the ensuing year and until their successors are elected. If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name appearing in the list below:
    01 Gary K. Barr     02 James F. Burns, Jr. 03 John C. Dean      / / FOR all nominees listed         / / WITHHOLD AUTHORITY
    04 David M. deWilde 05 Stephen E. Jackson  06 Daniel J. Kelleher    with discretionary authority        to vote for all nominees
    07 James R. Porter  08 Ann R. Wells                                 to cumulate votes except votes      listed
                                                                        withheld

2.  Approve a change in Silicon Valley Bancshares' state of incorporation from
    California to Delaware by means of a merger of Silicon Valley Bancshares into
    a wholly-owned Delaware subsidiary of Silicon Valley Bancshares.                          / / For   / / Against   / / Abstain
3.  To ratify and approve the Silicon Valley Bancshares 1999 Employee Stock Purchase Plan.    / / For   / / Against   / / Abstain
4.  To ratify the appointment of KPMG LLP as the Company's independent auditors.              / / For   / / Against   / / Abstain
5.  To vote or otherwise represent the shares on any other business that may properly come before the meeting and any postponements or adjournments thereof, according
    to the Proxy Holders' decision and in their discretion.                                   / / For   / / Against   / / Abstain

Address change ? Mark Box  / /        I plan to attend the meeting.  / /
Indicate change below:

                                                                               Dated: _____________________________________ , 1999

                                                                               Shareholders should mark, sign and date this proxy
                                                                               ----------------------------------------------------


                                                                               ----------------------------------------------------
                                                                               Signature(s) in Box
                                                                               (If there are co-owners both must sign)
                                                                               THE SIGNATURE(S) SHOULD BE EXACTLY AS THE NAME(S)
                                                                               APPEAR PRINTED TO THE LEFT. IF A CORPORATION,
                                                                               PLEASE SIGN THE CORPORATION NAME IN FULL BY A DULY
                                                                               AUTHORIZED OFFICER AND INDICATE THE OFFICE OF THE
                                                                               SIGNER. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR,
                                                                               FIDUCIARY, ATTORNEY, TRUSTEE OR GUARDIAN, OR AS
                                                                               CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS
                                                                               SUCH. IF A PARTNERSHIP, SIGN IN THE PARTNERSHIP
                                                                               NAME.